SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c) of the

Securities Exchange Act of 1934

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   TRANSAMERICA SERIES TRUST

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TRANSAMERICA SERIES TRUST

Transamerica Morgan Stanley Global Allocation VP

1801 California Street, Suite 5200

Denver, CO 80202

Telephone: 1-800-851-9777

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Information Statement that is available to you on the internet relating to the portfolio listed above (the “Portfolio”). The Portfolio is a series of Transamerica Series Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The following material is available for review: Information Statement

The Information Statement details a recent addition of a sub-sub-adviser to the Portfolio. Specifically, the Board of Trustees of the Trust has approved the addition of a new sub-sub-advisory arrangement between Morgan Stanley Investment Management Inc., sub-adviser to the Portfolio, and Morgan Stanley Investment Management Limited, a new sub-sub-adviser to the Portfolio, with respect to the Portfolio. Morgan Stanley Investment Management Limited became sub-sub-adviser for the Portfolio and commenced providing sub-sub-advisory services for the Portfolio on October 1, 2025. The Portfolio’s existing sub-adviser, Morgan Stanley Investment Management Inc., continues to act as sub-adviser for the Portfolio. In connection with the addition of the sub-sub-adviser, and as discussed in the supplements to the Portfolio’s prospectus, summary prospectus and statement of additional information dated October 9, 2025, changes were made to the Portfolio’s portfolio managers. Transamerica Asset Management, Inc. (“TAM”) continues to serve as the Portfolio’s investment manager.

The Trust and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended, without obtaining investor approval. The Order instead requires that an information statement be sent to you. In lieu of physical delivery of the Information Statement, the Trust will make the Information Statement available to you online.

The Information Statement will be available on the Transamerica website until at least June 29, 2026 at https://www.transamerica.com/sites/default/files/files/e070d/tst_morgan_stanley_global_allocation_info_stmt.pdf.

A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolio at 1-800-851-9777.

If you want to receive a paper or email copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.

TRANSAMERICA SERIES TRUST

Transamerica Morgan Stanley Global Allocation VP

1801 California Street, Suite 5200

Denver, CO 80202

December 29, 2025

Thank you for being a valued Transamerica investor.

We are reaching out to provide you with additional information regarding a new sub-sub-adviser for the portfolio listed above (the “Portfolio”), a series of Transamerica Series Trust. No action is required on your part. We do, however, ask that you review the enclosed Information Statement, which contains information about the new sub-sub-adviser for your Portfolio. We encourage you to store this document with your Transamerica investment information.

On September 17-18, 2025, the Board of Trustees of Transamerica Series Trust unanimously approved a delegation agreement between Morgan Stanley Investment Management Inc. (“MSIM”), the sub-adviser to the Portfolio, and Morgan Stanley Investment Management Limited (“MSIM Limited”), dated October 1, 2025, pursuant to which MSIM Limited will serve as a new sub-sub-adviser for the Portfolio. Transamerica Asset Management, Inc. (“TAM”) will continue to serve as the Portfolio’s investment manager, and MSIM will continue to serve as the Portfolio’s sub-adviser. Based on the information provided by TAM, MSIM, and MSIM Limited, the Board concluded that the addition of MSIM Limited as a new sub-sub-adviser for the Portfolio was in the best interests of the Portfolio and its investors.

If you have any questions, please call the following number between 8 a.m. and 7 p.m., Eastern Time, Monday through Friday: 1-800-851-9777.

Thank you, again, for your continued business.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit Chairman, President and Chief Executive Officer

Information Statement

TRANSAMERICA SERIES TRUST

Transamerica Morgan Stanley Global Allocation VP

December 29, 2025

Summary

This Information Statement (“Information Statement”) is being furnished by the Board of Trustees (the “Board” or “Board Members”) of Transamerica Series Trust (the “Trust”) to the contract owners or policy holders holding interests in insurance company separate accounts invested in the portfolio listed above (the “Portfolio”), a series of the Trust. The Trust is organized as a Delaware statutory trust.

This Information Statement provides information regarding the approval by the Board of a new sub-sub-adviser for the Portfolio. Specifically, the Board approved the addition of a sub-sub-adviser for the Portfolio pursuant to a delegation agreement (the “Sub-Sub-Advisory Agreement”) between Morgan Stanley Investment Management Inc. (“MSIM”), the sub-adviser to the Portfolio, and Morgan Stanley Investment Management Limited (“MSIM Limited”), the new sub-sub-adviser to the Portfolio, dated October 1, 2025. A copy of the Sub-Sub-Advisory Agreement is attached hereto as Exhibit A.

MSIM Limited became the sub-sub-adviser of the Portfolio and commenced providing sub-sub-advisory services to the Portfolio on October 1, 2025. The Portfolio’s sub-adviser, MSIM, continues to serve as sub-adviser for the Portfolio. In connection with the addition of the sub-sub-adviser, and as discussed in the supplements to the Portfolio’s prospectus, summary prospectus and statement of additional information dated October 9, 2025, changes were made to the Portfolio’s portfolio managers. Transamerica Asset Management, Inc. (“TAM”) continues to serve as the Portfolio’s investment manager. In approving the Sub-Sub-Advisory Agreement, the Board considered, among other things, that the addition of MSIM Limited as sub-sub-adviser is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to the Portfolio.

This Information Statement is provided in lieu of a proxy statement to the Portfolio’s investors as of December 17, 2025 (the “Record Date”). The Information Statement is being provided pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) without obtaining investor approval, subject to certain conditions, which include the approval of the Board, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (the “Independent Board Members”). Pursuant to the Order, however, the Portfolio is required to provide certain information about the Sub-Sub-Advisory Agreement to its investors.

A notice of internet availability of the Information Statement (the “Notice”) is being mailed on or about December 29, 2025. The Portfolio will bear the costs associated with preparing and distributing this Information Statement and the Notice to its investors.

The annual report for the Portfolio is sent to investors of record following the Portfolio’s fiscal year end. The fiscal year end of the Portfolio is December 31. The Portfolio will furnish, without charge, a copy of its most recent annual and semi-annual report to an investor upon request. Such requests should be directed to the Portfolio by calling toll free 1-800-851-9777, or writing to the Portfolio at 1801 California Street, Suite 5200, Denver, CO 80202. Copies of the most recent annual and semi-annual report of the Portfolio are also available on the EDGAR Database on the SEC’s internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote.

Please note that only one copy of the Notice or this Information Statement, as applicable, may be delivered to two or more investors who share an address, unless the Portfolio has received instructions to the contrary. Please contact the Portfolio at the address and phone number set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The Information Statement will be available on the Transamerica website until at least June 29, 2026 at https://www.transamerica.com/sites/default/files/files/e070d/tst_morgan_stanley_global_allocation_info_stmt.pdf.

A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolio at 1-800-851-9777.

TRANSAMERICA SERIES TRUST

Transamerica Morgan Stanley Global Allocation VP

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Information Statement?

A.

This Information Statement is being furnished by the Board to provide information to investors in the Portfolio regarding a recent addition of a sub-sub-adviser for the Portfolio. The Board, upon the recommendation of TAM, has approved the addition of a sub-sub-adviser for the Portfolio pursuant to the Sub-Sub-Advisory Agreement between MSIM, the sub-adviser to the Portfolio, and MSIM Limited, the new sub-sub-adviser to the Portfolio. MSIM Limited became the sub-sub-adviser of the Portfolio and commenced providing sub-sub-advisory services to the Portfolio on October 1, 2025. The Portfolio’s sub-adviser, MSIM, continues to serve as sub-adviser for the Portfolio.

The Portfolio has obtained exemptive relief from the SEC that permits TAM to enter into new sub-advisory agreements without obtaining investor approval, subject to certain conditions, including the approval of the Board and a majority of the Independent Board Members. This Information Statement provides information regarding MSIM Limited and the Sub-Sub-Advisory Agreement.

Q.	Am I being asked to vote on anything?

A.

No. This Information Statement is being provided to the Portfolio’s investors as of the Record Date in lieu of a proxy statement pursuant to the terms of the Order. You are not being asked to vote on the addition of MSIM Limited as the new sub-sub-adviser to the Portfolio, or the Sub-Sub-Advisory Agreement, but you are encouraged to review this Information Statement.

Q.	What is TAM’s role as a manager of managers?

A.

TAM acts as a “manager of managers” for the Portfolio. TAM recommended to the Board the addition of MSIM Limited as a sub-sub-adviser to perform sub-sub-advisory services for the Portfolio. Accordingly, MSIM Limited has entered into the Sub-Sub-Advisory Agreement with MSIM. In acting as a manager of managers, TAM provides investment management services that include, without limitation, the selection, proactive oversight and monitoring of the sub-adviser (or sub-sub-adviser, as applicable), daily monitoring of the sub-adviser’s (or sub-sub-adviser’s, as applicable) buying and selling of securities for the Portfolio, and regular review and evaluation of the sub-adviser’s (or sub-sub-adviser’s, as applicable) performance and adherence to the Portfolio’s investment style and process.

Q.	Why was MSIM Limited appointed as a Sub-Sub-Adviser for the Portfolio?

A.

Steven Turner, an employee of MSIM’s affiliate MSIM Limited, was recently appointed as a portfolio manager of the Portfolio. In order to facilitate Mr. Turner’s appointment as a portfolio manager of the Portfolio, MSIM Limited was appointed a sub-sub-adviser for the Portfolio pursuant to the Sub-Sub-Advisory Agreement. Following its review and consideration, the Board approved the appointment of MSIM Limited as a sub-sub-adviser for the Portfolio pursuant to the Sub-Sub-Advisory Agreement. The key factors considered by the Board in approving the Sub-Sub-Advisory Agreement are discussed later in this Information Statement.

INFORMATION STATEMENT

At a regularly scheduled meeting of the Board held on September 17-18, 2025, the Board approved, at TAM’s recommendation, a Sub-Sub-Advisory Agreement with MSIM Limited for the Portfolio, as described below, effective October 1, 2025. MSIM Limited took over the day-to-day management of the Portfolio on October 1, 2025. As discussed in the supplements to the Portfolio’s prospectus, summary prospectus and statement of additional information dated October 9, 2025, changes were made to the Portfolio’s portfolio managers.

This Information Statement describes MSIM Limited and the terms of the Sub-Sub-Advisory Agreement.

THE PORTFOLIO AND ITS MANAGEMENT AGREEMENT

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, manages the assets of the Portfolio pursuant to a Management Agreement (the “Management Agreement”), dated March 1, 2016, which was last approved by the Board, including a majority of the Independent Board Members, on June 11-12, 2025. TAM is directly owned by Transamerica Life Insurance Company (“TLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon N.V., a Netherlands corporation) and a publicly traded international insurance group.

Subject to the terms of the Management Agreement, TAM, among other things, (i) regularly provides the Portfolio with investment management services, including management, supervision and investment research and advice, (ii) furnishes a continuous investment program for the Portfolio’s securities and other investments consistent with the Portfolio’s investment objective, policies and restrictions, as stated in the Portfolio’s current registration statement, (iii) provides supervisory, compliance and administrative services to the Portfolio, and (iv) provides any additional services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. The services that TAM provides to the Portfolio under the Management Agreement are not expected to change as a result of the addition of MSIM Limited as the new sub-sub-adviser to the Portfolio.

No officer or Board Member of the Portfolio is a director, officer or employee of MSIM Limited. No officer or Board Member of the Portfolio, through the ownership of securities or otherwise, has any other material direct or indirect interest in MSIM Limited or any other person controlling, controlled by or under common control with MSIM Limited. As of October 1, 2025, none of the Board Members of the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which MSIM or MSIM Limited or any of their affiliates was or is to be a party.

TERMS OF THE EXISTING SUB-ADVISORY AGREEMENT

MSIM has served as sub-adviser to the Portfolio since May 1, 2020. MSIM is located at 1585 Broadway, New York NY 10036.

MSIM provides sub-advisory services to the Portfolio pursuant to an investment sub-advisory agreement, as amended from time to time, between TAM and MSIM with respect to the Portfolio (the “MSIM Sub-Advisory Agreement”). As sub-adviser to the Portfolio, MSIM is responsible for sub-advising the assets of the Portfolio in a manner consistent with the terms of the MSIM Sub-Advisory Agreement and the investment objective, strategies and policies of the Portfolio. The MSIM Sub-Advisory Agreement was last approved by the Board, including a majority of the Independent Board Members, on June 11-12, 2025.

MSIM was initially approved as sub-adviser to the Portfolio by the Board, including a majority of the Independent Board Members, on December 4-5, 2019.

COMPARISON OF THE SUB-SUB-ADVISORY AGREEMENT AND THE SUB-ADVISORY AGREEMENT

As discussed below under the caption “Evaluation by the Board,” the addition of MSIM Limited as sub-sub-adviser for the Portfolio was approved by the Board at a meeting held on September 17-18, 2025, and the Sub-Sub-Advisory Agreement was approved for an initial term not to exceed two years (unless terminated earlier in accordance with its terms). The Sub-Sub-Advisory Agreement became effective with respect to the Portfolio on October 1, 2025. After the initial period, continuance of the Sub-Sub-Advisory Agreement is subject to the specific approval, at least annually, by vote of a majority of the Independent Board Members at a meeting called for the purpose of voting on such approval, and by either the Board or an affirmative vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio.

Under the Sub-Sub-Advisory Agreement, the sub-sub-advisory fees payable to MSIM Limited will be paid by MSIM from its sub-advisory fee, and not directly by TAM or the Portfolio. The Portfolio’s management and sub-advisory fee schedule did not change as a result of the appointment of MSIM Limited as sub-sub-adviser for the Portfolio. Descriptions of the sub-advisory fee rates payable by TAM to MSIM under the MSIM Sub-Advisory Agreement and the sub-sub-advisory fees payable by MSIM to MSIM Limited under the Sub-Sub-Advisory Agreement appear below under the caption “Sub-Advisory Fees.”

The terms of the Sub-Sub-Advisory Agreement and MSIM Sub-Advisory Agreement are similar.

Under the terms of the Sub-Sub-Advisory Agreement, subject to the oversight and supervision of MSIM, TAM and the Board, MSIM Limited shall regularly perform certain of the day-to-day operations of the Portfolio. These services include: (i) acting as discretionary investment manager for and managing the investment and reinvestment of the assets of the Portfolio, with full discretion to purchase, sell and otherwise deal in securities, derivatives and other instruments on behalf of the Portfolio as permitted under the Portfolio’s investment guidelines, (ii) arranging for, subject to certain provisions, for the purchase and sale of securities and other assets of the Portfolio, (iii) providing investment research and credit analysis concerning the Portfolio’s investments, (iv) assisting MSIM in determining what portion of the Portfolio’s assets will be invested in cash, cash equivalents and other instruments, (v) placing orders for all purchases and sales of such investments made for the Portfolio, and (vi) making recommendations or taking action with respect to the exercise of voting rights and other rights pertaining to Portfolio investments, subject to applicable guidelines and oversight. MSIM Limited provides sub-sub-advisory services in accordance with the Portfolio’s investment objectives, policies and restrictions as set forth in the Portfolio’s current prospectus and statement of additional information and applicable Board resolutions. The MSIM Sub-Advisory Agreement contains similar provisions.

The Sub-Sub-Advisory Agreement provides that MSIM Limited will place orders for the purchase and sale of Portfolio securities either directly or through brokers, dealers or other counterparties, and will seek best execution in accordance with applicable regulatory requirements. In placing orders, MSIM Limited may execute transactions outside of a regulated market or trading venue and may aggregate Portfolio transactions with those of other clients, provided such aggregation is effected on a fair and equitable basis. Subject to applicable law and oversight, MSIM Limited may select brokers and counterparties, including affiliates, and may consider execution quality, financial responsibility, operational efficiency and the provision of research or related services. The MSIM Sub-Advisory Agreement contains similar provisions.

The Sub-Sub-Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty, by MSIM, TAM, the Board, or by vote of a majority of the outstanding voting securities of the Portfolio, or by MSIM Limited, upon 60 days’ written notice to the other party. The Sub-Sub-Advisory Agreement will terminate automatically upon its assignment or upon termination of the MSIM Sub-Advisory Agreement. The MSIM Sub-Advisory Agreement contains similar provisions.

The Sub-Sub-Advisory Agreement provides that MSIM Limited shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the performance of investment advisory services for the Portfolio, except for losses resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Sub-Sub-Advisory Agreement. The MSIM Sub-Advisory Agreement contains similar provisions.

Investors should refer to Exhibit A attached hereto for the complete terms of the Sub-Sub-Advisory Agreement. The summary of the Sub-Sub-Advisory Agreement set forth herein is qualified in its entirety by the provisions of the Sub-Sub-Advisory Agreement as set forth in Exhibit A.

TAM MANAGEMENT FEES

The management fee schedule payable by the Portfolio to TAM did not change in connection with the addition of MSIM Limited as sub-sub-adviser for the Portfolio. Under the investment management agreement between TAM and the Trust on behalf of the Portfolio, the Portfolio currently pays TAM a management fee calculated daily and paid monthly, for its services with respect to the Portfolio’s average daily net assets on an annual basis as follows:

First $500 million	0.66%
Over $500 million up to $750 million	0.65%
Over $750 million up to $1 billion	0.64%
Over $1 billion up to $3 billion	0.63%
Over $3 billion	0.59%

Management fees are accrued daily and paid by the Portfolio monthly. As of the Record Date, the net assets of the Portfolio were $890,522,502.

The wholly owned subsidiary of the Portfolio organized as a company under the laws of the Cayman Islands (the “Subsidiary”) has entered into a separate contract with TAM for the management of the Subsidiary portfolio, pursuant to which the Subsidiary pays TAM a fee that is the same, as a percentage of net assets, as the management fee of the Portfolio. TAM has contractually agreed to waive a portion of the Portfolio’s management fee in an amount equal to the management fee paid to TAM by the Subsidiary. This management fee waiver may not be discontinued by TAM as long as its contract with the Subsidiary remains in effect.

SUB-ADVISORY FEES

The sub-advisory fee schedule payable by TAM to MSIM also did not change in connection with the addition of MSIM Limited as sub-sub-adviser for the Portfolio. Under the MSIM Sub-Advisory Agreement between TAM and MSIM, TAM (not the Portfolio) pays MSIM the following sub-advisory fees for its services with respect to the Portfolio’s average daily net assets on an annual basis:

First $500 million	0.27%
Over $500 million up to $1 billion	0.26%
Over $1 billion up to $3 billion	0.25%
Over $3 billion	0.21%

Under the Sub-Sub-Advisory Agreement, MSIM (not TAM or the Portfolio) pays MSIM Limited for its services an amount agreed to from time to time between MSIM and MSIM Limited, payable monthly. Any fees paid by MSIM to MSIM Limited are borne from the fees paid by TAM to MSIM and do not result in any additional fees to the Portfolio.

INFORMATION REGARDING THE SUB-ADVISER

MSIM Limited is an indirect wholly-owned subsidiary of Morgan Stanley. MSIM Limited is a direct subsidiary of Morgan Stanley & Co. International plc, which is a direct subsidiary of Morgan Stanley Investments (UK), which is a direct subsidiary of Morgan Stanley International Limited, which is a direct subsidiary of Morgan Stanley International Holdings Inc. (which itself is a direct subsidiary of Morgan Stanley). MSIM Limited has been a registered investment adviser since 1986. As of August 7, 2025, MSIM Limited had approximately $165,346,868,885 in total assets under management. MSIM Limited’s principal business address is 25 Cabot Square, Canary Wharf, London, E14 4QA, England.

The following portfolio managers are responsible for the day-to-day management of the Portfolio:

Portfolio Managers

Name	Sub-Adviser	Positions Over Past Five Years
Ryan Meredith, CFA	MSIM	Portfolio Manager of the Portfolio since 2025; associated with MSIM in an investment management capacity since 2007; Head of the Portfolio Solutions Group
Steven Turner, CFA	MSIM Limited	Portfolio Manager of the Portfolio since 2025; associated with MSIM Limited in an investment management capacity since 2013; Head of Investment Selection for the Portfolio Solutions Group
Mark A. Bavoso	MSIM	Portfolio Manager of the Portfolio since 2020; associated with MSIM in an investment management capacity since 1986; Managing Director; Senior Portfolio Manager for the Portfolio Solutions Group
Jim Caron	MSIM	Portfolio Manager of the Portfolio since 2025; associated with MSIM in an investment management capacity since 2012; Chief Investment Officer of the Portfolio Solutions Group
Rui De Figueiredo	MSIM

Portfolio Manager of the Portfolio since 2025; associated with MSIM in an investment management capacity since 2007, Head and Chief Investment Officer of the Solutions & Multi-Asset Group; Member of the Global Investment Committee and of the Investment Management Operating Committee, and a senior sponsor of Investment Management’s Sustainability Council

Damon Wu	MSIM	Portfolio Manager of the Portfolio since 2025; associated with MSIM in an investment management capacity since 2008; Portfolio Manager for the Portfolio Solutions Group

Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers of MSIM Limited as of August 7, 2025. The principal address of each individual, as it relates to that person’s duties at MSIM Limited, is the same as that of MSIM Limited.

Name	Position with MSIM Limited
Ruairi O’Healai	Director
Zoe V. Parish	Director
Edward R. Heron	Chief Legal Officer
Benjamin J. Juergens	Chief Compliance Officer
Yiwen Goh	Director
Parminder K. Fells	Director

Management Activities. MSIM Limited acts as sub-adviser for the following registered investment companies, or series of a registered investment company, with investment objectives similar to the Portfolio:

Comparable fund for which MSIM Limited serves as Sub-Adviser	Assets Managed by MSIM Limited (as of September 30, 2025)	Sub-Advisory Fee Rate Paid to MSIM Limited (annually)
Morgan Stanley Institutional Fund Trust – Global Strategist Portfolio	$571,763,263	A monthly fee of five basis points on the ending market value of the global aggregated fixed income sleeve of the Fund’s portfolio attributable to MSIM Limited.
Morgan Stanley Variable Insurance Fund, Inc. – Global Strategist Portfolio	$84,085,022	A monthly fee of five basis points on the ending market value of the global aggregated fixed income sleeve of the Fund’s portfolio attributable to the MSIM Limited.

EVALUATION BY THE BOARD

At a meeting of the Board held on September 17-18, 2025, the Board considered the approval of the proposed Sub-Sub-Advisory Agreement between Morgan Stanley Investment Management Inc. (“MSIM” or the “Sub-Adviser”), the current sub-adviser to the Portfolio, and Morgan Stanley Investment Management Limited (“MSIM Limited” or the “Sub-Sub-Adviser”), the proposed sub-sub-adviser to the Portfolio.

Following its review and consideration, the Board determined that the terms of the Sub-Sub-Advisory Agreement were reasonable and that the approval of the Sub-Sub-Advisory Agreement was in the best interests of the Portfolio and its holders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the Sub-Sub-Advisory agreement for an initial term not exceeding two years.

Prior to reaching their decision, the Trustees requested and received from the Sub-Adviser and Sub-Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Sub-Sub-Advisory Agreement, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser.

In their deliberations, the Independent Trustees met privately without representatives of TAM, the Sub-Adviser or the Sub-Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed approval of the Sub-Sub-Advisory Agreement, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

In evaluating the nature, extent and quality of the services to be provided by MSIM Limited under the Sub-Sub-Advisory Agreement, the Board considered, among other things, information provided by TAM, MSIM and MSIM Limited regarding the operations, facilities, organization and personnel of MSIM Limited and the ability of MSIM Limited to perform its duties under the Sub-Sub-Advisory Agreement. The Trustees noted that TAM and MSIM were recommending the appointment of MSIM Limited as Sub-Sub-Adviser to the Portfolio in order to appoint a new portfolio manager for the Portfolio, but that MSIM would continue to have investment and operational autonomy and that the investment processes and client support teams that currently provide services to the Portfolio would remain unchanged. The Board further considered that (i) MSIM Limited is an experienced asset management firm; and (ii) TAM believes that MSIM Limited has the capabilities, resources and personnel necessary to provide sub-sub-advisory services to the Portfolio based on TAM’s assessment of MSIM Limited’s organization and investment personnel.

The Board Members noted that TAM had advised the Board that the approval of the Sub-Sub-Advisory Agreement was not expected to result in any diminution in the nature, extent and quality of the services provided to the Portfolio and its holders, including compliance services. Based on these and other considerations, the Board determined that MSIM Limited can provide sub-sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Portfolio and that MSIM Limited’s appointment is not expected to diminish the nature, extent and quality of services provided to the Portfolio.

Investment Performance

The Board considered MSIM Limited’s investment management experience, capabilities and resources. On the basis of this information and the Board’s assessment of the nature, extent and quality of the services to be provided by MSIM Limited, the Board concluded that MSIM Limited is capable of generating a level of investment performance that is appropriate in light of the Portfolio’s current investment objective and principal investment strategy.

Sub-Sub-Advisory Fees and Total Expense Ratio

The Board noted that there would be no changes to the existing management and sub-advisory fee schedules for the Portfolio and considered the proposed sub-sub-advisory fees to be paid by MSIM to MSIM Limited under the Sub-Sub-Advisory Agreement. The Board noted that the proposed sub-sub-advisory fees will be paid out of MSIM’s sub-advisory fees and will not result in any changes to the Portfolio’s current fees or expenses.

Cost of Services Provided and Level of Profitability

The Board noted that the proposed sub-sub-advisory fees had been negotiated directly between MSIM and MSIM Limited. The Board further noted that the sub-advisory fees, out of which MSIM will pay MSIM Limited, are the product of arm’s-length negotiations between TAM and MSIM, which is not affiliated with TAM and are paid by TAM and not the Portfolio. As a result, the Board did not consider MSIM’s or MISIM Limited’s anticipated profitability to be material to its decision to approve the Sub-Sub-Advisory Agreement.

Economies of Scale

In evaluating the extent to which the sub-sub-advisory fees payable under the Sub-Sub-Advisory Agreement reflect economies of scale or would permit economies of scale to be realized in the future, the Board noted that the sub-sub-advisory fee schedule payable to MSIM Limited by MSIM will be paid from MSIM’s sub-advisory fees and will not have any direct impact on whether the Portfolio realizes economies of scale or would be able to do so in the future. As such, the Board concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Portfolio to TAM, and the sub-advisory fees payable by TAM to MSIM in light of any economies of scale experienced in the future.

Benefits to the Sub-Sub-Adviser from its Relationship with the Portfolio

The Board considered other benefits derived by MSIM Limited from its relationship with the Portfolio. The Board noted that the receipt of benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of MSIM’s relationship with the Portfolio is generally appropriate and in the best interests of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the approval of the Sub-Sub-Advisory Agreement was in the best interests of the Portfolio and its holders and voted to approve the Sub-Sub-Advisory Agreement.

BROKERAGE INFORMATION

There were no brokerage commissions incurred on security transactions placed with affiliates of TAM, MSIM, or MSIM Limited with respect to the Portfolio for the fiscal year ended December 31, 2024.

ADDITIONAL INFORMATION

TAM, the Portfolio’s investment manager, Transamerica Fund Services, Inc., the Portfolio’s transfer agent, and Transamerica Capital, LLC, the Portfolio’s principal underwriter, are each located at 1801 California Street, Suite 5200, Denver, CO 80202.

As of the Record Date, the Board Members and officers of the Portfolio, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Portfolio.

As of the Record Date, the following persons owned of record 5% or more of the outstanding shares of the class identified of the Portfolio:

Name & Address	Class	Shares	Percent of Class
Morgan Stanley Global Allocation Managed Risk - Balanced VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Initial	35,025,005.938	96.66%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	46,456,809.783	93.88%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	3,014,480.173	6.09%

Any investor who holds beneficially 25% or more of a Portfolio may be deemed to control the Portfolio until such time as such investor holds beneficially less than 25% of the outstanding common shares of the Portfolio. Any investor controlling a Portfolio may be able to determine the outcome of matters submitted to investors for vote and may be able to take action regarding the Portfolio without the consent or approval of other investors.

As of the Record Date, the following investor owned of record 25% or more of the outstanding shares of the Portfolio:

Name & Address	Shares	Percentage of Portfolio Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	46,456,809.783	74.09%

The Trust is a Delaware statutory trust and, as such, is not required to hold annual meetings of investors, although special meetings may be called for a Portfolio, or for the Trust as a whole, for purposes such as electing or removing Board Members, changing fundamental policies or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of investors must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,
Transamerica Series Trust

/s/ Dennis P. Gallagher
Dennis P. Gallagher
Chief Legal Officer and Secretary

December 29, 2025

EXHIBIT A

DELEGATION AGREEMENT

AGREEMENT (this “Agreement”) made as of October 1, 2025, by and between MORGAN STANLEY INVESTMENT MANAGEMENT INC., a Delaware corporation (hereinafter referred to as the “Subadviser”), and MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED, a company incorporated under the laws of England (hereinafter referred to as the “Local Manager”).

W I T N E S S E T H:

WHEREAS, the Subadviser and the Local Manager are engaged principally in rendering investment advisory services and are registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Local Manager is authorised and regulated by the Financial Conduct Authority in the United Kingdom; and

WHEREAS, the Subadviser has entered into a subadvisory agreement (the “Subadvisory Agreement”) with Transamerica Asset Management, Inc. (the “Advisor”), dated May 1, 2020, with respect to Transamerica Morgan Stanley Global Allocation VP (the “Fund” or “Portfolio”), which is a series of Transamerica Series Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the “Investment Company Act”), pursuant to which the Subadviser provides investment advisory services to the Fund; and

WHEREAS, the Local Manager is willing to provide investment advisory services to the Subadviser in connection with the Fund’s operations, on the terms and conditions hereinafter set forth and including the terms and conditions contained in the Annex to this Agreement; provided however, that nothing in this Agreement or the Annex to this Agreement shall authorize conduct prohibited under the Investment Company Act or the Advisers Act;

NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Local Manager and the Subadviser hereby agree as follows:

ARTICLE I

Duties of the Local Manager

The Subadviser hereby employs the Local Manager to act as discretionary investment manager to the Subadviser and to furnish the investment management services described below, subject to the broad supervision of the Subadviser, the Advisor and the Board of Trustees of the Fund (the “Board of Trustees” or the “Trustees”), for the period and on the terms and conditions set forth in this Agreement. The Local Manager hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Subadviser and its affiliates shall for all purposes herein be deemed a Professional Client as defined under the rules and guidance promulgated by the Financial Conduct Authority (hereinafter referred to as the “FCA Rules”). The Subadviser has the right to request to be treated as a retail client. Classification as a retail client requires the Local Manager to exercise a higher level of protective care under the regulatory system. However, the Local Manager is not obliged to accept any such request. The Subadviser is solely responsible for keeping the Local Manager informed about any change to the Subadvisor’s circumstances which could affect its categorisation as a professional client. The Local Manager shall be responsible for assessing the suitability of investments for the Subadvisor as required by the FCA Rules and the Subadvisor shall ensure that information provided to the Local Manager is kept accurate, complete and up to date so as to enable the Local Manager to assess suitability for the Subadvisor. The Subadvisor should be aware that professional clients will not be entitled to certain protections afforded by the FCA Rules to retail clients. For the avoidance of doubt, the Local Manager will, for purposes of the FCA Rules, only treat the Subadviser (but not the Fund) as its customer from both a regulatory and a contractual perspective. The Local Manager and its affiliates shall for all purposes herein each be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized herein, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

The Annex to this Agreement sets out certain information, consents and disclosures that the Local Manager is required to provide or obtain pursuant to the FCA Rules, applicable law and regulation. The Subadvisor acknowledges the information and disclosures in the Annex and consents (where required by the Annex) to the terms of the Annex.

The Local Manager shall have full discretion, power and authority on behalf of the Fund to:

(a)    purchase, subscribe for, accept placings, underwritings and sub-underwritings of, or otherwise acquire, retain, enter into, exchange or generally deal in or with such securities, contracts, deposits in any currency, foreign currencies, derivatives (which term, for the purposes of this Agreement, shall include futures, forwards, options, swaps and other contingent liability investments, whether executed on a venue or traded “over-the-counter”) or assets of any other description as may be permitted this Agreement, in each case on a spot or forward basis;

(b)    sell, transfer, use for collateral purposes, or otherwise dispose of, or deal in or with any assets which form part of the Portfolio, in each case on a spot or forward basis; and,

(c)    take all day-to-day decisions and otherwise act as the Local Manager judges appropriate in relation to the investment and reinvestment of the portfolio of assets of the Fund. This includes performing all acts and executing all documents which the Local Manager reasonably considers incidental thereto, including (without limitation) power to execute and deliver all applications, requests, or claims for refund, reduction, repayment or credit of, or exemption or relief from, any withholding tax or similar taxes in any jurisdiction in which such applications, requests or claims may be made, client and/or user agreements, account opening documentation, standard industry master (netting) agreements and any schedules or annexes thereto, application forms, questionnaires and/or any other account forms or documents (all of which shall be binding on the Fund). Subject to guidelines adopted by the Fund and unless requested by the Advisor, the Local Manager shall also make recommendations or take action as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio of assets of the Fund shall be exercised.

All of the foregoing is subject always to the restrictions of the Declaration of Trust and By- Laws of the Fund, as they may be amended and/or restated from time to time and as provided to the Local Manager, the provisions of the Investment Company Act and the statements relating to the Fund’s investment objective(s), investment policies and investment restrictions as the same are set forth in the then-currently effective prospectus and statement of additional information relating to the shares of the Fund under the Securities Act of 1933, as amended (the “Prospectus” and Statement of Additional Information”, respectively), the requirements of the Internal Revenue Code of 1986, as amended, and all other applicable U.S. federal and State laws and regulations, as well as to the supervision of the Subadviser, Advisor and the Board of Trustees.

The Local Manager will not hold money on behalf of the Subadviser or the Fund, nor will the Local Manager be the registered holder of the registered investments of the Subadviser or the Fund or be the custodian of documents or other evidence of title.

The Local Manager may, where reasonable, employ agents (including affiliates) to perform any administrative, dealing or ancillary services required to enable the Local Manager to perform its services under this Delegation Agreement.

ARTICLE II

Allocation of Charges and Expenses

The Local Manager assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement and shall at its own expense provide the office space, equipment and facilities which it is obligated to provide under Article I hereof.

ARTICLE III

Compensation of the Local Manager

For the services rendered, the facilities furnished and expenses assumed by the Local Manager, the Subadviser shall pay to the Local Manager a fee with respect to the Fund in an amount to be determined from time to time by the Subadviser and the Local Manager, but in no event in excess of the amount that the Subadviser actually received for providing services to the Fund pursuant to the Advisory Agreement. The fee paid by the Subadviser to the Local Manager in respect to the Fund is set forth below, as may be amended from time to time.

The Fund may have portfolio managers from one or more Local Managers and from the Subadviser. The Subadviser will retain 3% of the subadvisory fee it receives from the Advisor. The remaining 97% will be split between the Subadviser and the Local Managers, and paid out on a monthly basis, based on the relative percentage of the “total amount of compensation” of the Fund’s portfolio managers. The “total amount of compensation” is comprised of base salary, plus cash bonus, plus long-term incentive compensation.

ARTICLE IV

Limitation of Liability of the Local Manager

No warranty is given by the Local Manager as to the performance or profitability of any Fund or any part thereof.

If a percentage restriction contained in a Fund’s investment objective(s) or investment restrictions (as the same are set forth in the Fund’s then-currently effective Prospectus and Statement of Additional Information) is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Except as set forth herein, the Local Manager will not be responsible to the Subadviser or a Fund for the solvency, actions or omissions of any counterparty, broker, dealer, market-maker, bank, custodian or sub-custodian, with whom it transacts business on the Subadviser’s behalf, other than affiliates of the Local Manager.

Nothing in this Agreement will exclude or restrict any liability which the Local Manager has under the Financial Services and Markets Act 2000, FCA Rules or Regulatory System (as defined by FCA Rules) in relation to the Subadviser and which may not be excluded or restricted thereunder.

The Local Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of investment advisory services rendered with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. The exception in the previous sentence shall apply to each limitation of the Local Manager’s liability contained in this Article IV. As used in this Article IV, the Local Manager shall include any affiliates of the Local Manager performing services for the Local Manager contemplated hereby and directors, officers and employees of the Local Manager and such affiliates.

It is understood and agreed that in furnishing the investment advice and other services as herein provided, the Local Manager shall use its best professional judgment to perform its obligations hereunder which will provide favorable results for the Fund. The Local Manager shall not be liable to the Fund or to any shareholder of the Fund to any greater degree than the Subadviser, and the Subadviser shall indemnify and hold the Local Manager harmless against any loss, liability or cost incurred by the Local Manager towards the Fund or to any shareholder of the Fund except to the extent that such loss, liability or cost arises from the Local Manager’s fraud, willful misfeasance, bad faith or gross negligence in the performance of the Local Manager’s duties hereunder.

ARTICLE V

Activities of the Local Manager

The services of the Local Manager to the Subadviser in connection with the operations of the Fund are not to be deemed to be exclusive, the Local Manager and any person controlled by or under common control with the Local Manager (for purposes of this Article V referred to as “affiliates”) being free to render services to others. It is understood that the Trustees and any officers, employees and shareholders of a Fund are or may become interested in the Local Manager and its affiliates, as directors, officers, employees and shareholders or otherwise and that directors, officers, employees and shareholders of the Local Manager and its affiliates are or may become similarly interested in a Fund, and that the Local Manager and directors, officers, employees, partners and shareholders of its affiliates may become interested in a Fund as shareholders or otherwise.

ARTICLE VI

Duration and Termination of this Agreement

This Agreement shall become effective with respect to the Fund as of the date first above written and shall remain in force until the termination of the Advisory Agreement (but not later than two years after the date hereof), and thereafter, but only so long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund and (ii) a majority of those Trustees of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees of the Fund, by the Advisor, by the Subadviser, or by vote of a majority of the outstanding voting securities of the Fund, or by the Local Manager, on sixty days’ written notice to the other party. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Advisory Agreement. Any termination shall be without prejudice to the completion of transactions already initiated.

ARTICLE VII

Amendments to this Agreement

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Trustees of the Fund or by the vote of a majority of outstanding voting securities of the Fund and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

ARTICLE VIII

Definitions of Certain Terms

The terms “vote of a majority of the outstanding voting securities”, “assignment”, “affiliated person” and “interested person” used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

ARTICLE IX

Governing Law

This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

MORGAN STANLEY INVESTMENT
MANAGEMENT INC.

By:	/s/ Lisa Buhain Winslow

Name: Lisa Buhain Winslow

Title: Director & Managing Director

MORGAN STANLEY INVESTMENT
MANAGEMENT LIMITED

By:	/s/ Zoe Parish

Name: Zoe Parish
Title: Director, MSIM Limited

DELEGATION AGREEMENT

ANNEX

1.	REGULATORY STATUS

The Local Manager is authorised and regulated by the Financial Conduct Authority (the “FCA”), the UK supervisory authority whose registered office is at 25 The North Colonnade, Canary Wharf, London, United Kingdom E14 5HS.

2.	BEST EXECUTION

The Local Manager acknowledges its duty to take all sufficient steps to obtain the best possible result for the Subadvisor (taking into account the factors prescribed in the FCA Rules) when executing transactions and to act in accordance with the Subadvisor’s best interests when placing orders with other persons for execution of transactions or when receiving and transmitting orders to other persons for execution of transactions (“Best Execution”). Information concerning the Local Manager’s policy for meeting its Best Execution obligations is included in Schedule 1 of this Annex. The Local Manager shall ensure that the Subadvisor has access to and/or is notified of amendments to this policy that are material in the context of this Agreement. By signing this Agreement, the Subadvisor expressly consents to (i) the Local Manager’s order execution policy as described in this Annex and Schedule 1 and (ii) the Local Manager (or its affiliate, as the case may be) effecting transactions on the Subadvisor’s behalf outside a “Trading Venue”. For the purpose of paragraph, “Trading Venue” has the meaning given in the FCA Rules and may refer to a “Regulated Market”, an “MTF” or an “OTF”, each as defined in the FCA Rules.

Subject to the Local Manager’s compliance with its Best Execution obligations and to the applicable regulatory requirements and save where directed by the Subadvisor to trade with one or more specified counterparties or brokers under the terms of the Subadvisor’s own ISDA agreement, terms of business, or equivalent documentation with that counterparty, the Local Manager is authorised to execute or arrange for the execution of transactions on such facilities and Markets (including Markets that are not “Trading Venues” (as defined above) and with or through such Brokers-Dealers (including, without prejudice to any terms of this Annex, any affiliate) as it thinks fit.

The Subadviser expressly instructs the Local Manager not to make public immediately any limit order relating to transactions in respect of the Fund which is not immediately executed under prevailing market conditions where the Local Manager believes it is in the Subadviser’s interests not to do so.

The Local Manager may aggregate transactions for the Portfolio with transactions of other clients of the Local Manager and of its employees and of clients of its affiliate and its employees and will promptly allocate such aggregated transactions among the participating accounts on a fair and equitable basis in accordance with its order aggregation and allocation policy established in compliance with the requirements of the FCA Rules. The Subadvisor recognises that the Local Manager will aggregate transactions only where it reasonably believes that it is unlikely that the aggregation of orders and transactions will operate overall to the disadvantage of the Portfolio. However, on occasion the aggregation may operate to the disadvantage of the Portfolio in relation to a particular order..

3.	Communications

The Subadvisor should direct any communications with the Local Manager using the contact details set out in this Agreement.

The Local Manager and the Subadvisor may communicate by letter, email, telephone or other forms of communication as agreed between the Local Manager and the Subadvisor. All communications will be in English unless the Local Manager has agreed with the Subadvisor to communicate in a language other than English.

Certain information, reports, data and other communications (“Information”) will be provided to the Subadvisor in a durable medium or through a website or portal. The Subadvisor hereby consents to the Local Manager providing the Subadvisor with such Information by means of a website, portal or a durable medium other than paper.

The Subadvisor hereby acknowledges and agrees that the Local Manager may update its policies (including without limitation the Local Manager’s conflict of interest and order execution policies), information provided to the Subadvisor about such policies, and/or this Annex, from time to time on notice to the Subadvisor.

4.	Publication of Information about Financial Instruments

The Local Manager will summarise and make public on its website on an annual basis for each class of financial instrument in which it executes orders for, or on behalf of, the Subadvisor the quality of execution obtained.

5.	Investment Advice

The Local Manager will generally be acting on a discretionary basis and will not be providing investment advice to the Subadvisor. To the extent that any investment advice is provided to the Subadvisor by the Local Manager in the course of providing services to the Subadvisor, such advice will be restricted or non-independent advice (as defined in the FCA Rules).

The Local Manager hereby notifies the Subadvisor that, when giving investment advice to the Subadvisor:

(i)  the Local Manager shall not be required to assess a diverse range of products that are available across the market;

(ii)  any such advice may be limited to advice on products issued or provided by the Local Manager or its affiliates, or by entities with which the Local Manager or any of its affiliates have close legal or economic relationships, including contractual relationships;

(iii) details of the types of financial instruments considered, the range of financial instruments and providers analysed for each type of instrument and the range of financial instruments that may be recommended by the Local Manager, are set out in the Local Manager’s order execution policy summary (as further described in this Annex); and

(iv) details of the types of relationship that the Local Manager has with issuers or providers are set out in the Local Manager’s conflict of interest policy (as further described in this Annex).

To the extent any investment advice is provided to the Subadvisor, unless we agree otherwise with you, such advice shall not be provided on an on-going basis (unless agreed otherwise between the Local Manager and the Subadvisor) and the Local Manager shall not be responsible for providing the Subadvisor with a periodic assessment of the suitability of any investment that may have been recommended by it.

6.	Information about Orders

The Local Manager shall, upon reasonable request from the Subadvisor, provide to the Subadvisor information about Broker-Dealers to which orders are transmitted or execution venues where orders are placed for execution.

7.	Position Limits

The Local Manager shall not be responsible for ensuring that the Subadvisor complies with any position limit that the FCA might apply to any commodity derivatives held in the Portfolio. It is the Subadvisor’s responsibility to monitor its positions and those of other members of its group against any applicable limits and to instruct the Local Manager to reduce its holding in any investment as a result.

8.	Reporting

In accordance with the FCA Rules the Local Manager shall provide the Subadvisor with a periodic statement (or shall procure that such a statement is provided to the Subadvisor by another person) at least once every three months (or such other frequency permitted by applicable regulation and agreed with the Subadvisor) setting out certain details in relation to the activities undertaken and of the performance of the Portfolio during the reporting period including all information required by the FCA Rules to be provided in such statements. The Local Manager hereby notifies the Subadvisor that investments comprised in the Portfolio will be valued by the Local Manager at the frequency, and in accordance with the methodology, set out in the relevant reference document.

9.	Inducements

Under the FCA Rules, in the course of providing portfolio management services to the Subadvisor, the Local Manager is prohibited from accepting and retaining any fees, commission or monetary benefits, or accepting any non-monetary benefits (other than acceptable minor non-monetary benefits and research permitted under this Annex), where these are paid or provided by any third party or a person acting on their behalf.

Where the Local Manager receives any such fees, commissions or monetary benefits, it will transfer these to the Subadvisor’s account and will inform the Subadvisor, in the periodic statement to be provided under this Annex, of any such fees, commissions or monetary benefits that were received and transferred to the Subadvisor during the relevant period.

The Local Manager may accept and retain fees, commission or non-monetary benefits which are paid or provided to the Local Manager by a person acting on behalf of the Subadvisor, provided that person is aware that such payments have been made on the Subadvisor’s behalf and the amount and frequency of the payment is agreed between the Subadvisor and the Local Manager and not determined by a third party.

The following benefits received by the Local Manager in the course of providing services to the Subadvisor will be considered to be acceptable minor non-monetary benefits for the purposes of this paragraph:

i.  information or documentation relating to a financial instrument or investment service, that is generic in nature or personalised to reflect the circumstances of an individual;

ii.   written material from a third party that is commissioned and paid for by a corporate issuer or potential issuer to promote a new issuance by the issuer, or where the third party firm is contractually engaged and paid by the issuer to produce such material on an ongoing basis, provided that the relationship is clearly disclosed in the material and that the material is made available at the same time to any firms wishing to receive it, or to the general public;

iii.  participation in conferences, seminars and other training events on the benefits and features of a specific financial instrument or an investment service;

iv.  hospitality of a reasonable de minimis value, including food and drink during a business meeting or a conference, seminar or other training event specified in (iii) above;

v.   research relating to an issue of shares, debentures, warrants or certificates representing certain securities by an issuer, which is:

1. produced prior to the issue being completed, by a person that is providing underwriting placing services to the issuer on that issue; and

2. made available to prospective investors in the issue; and

vi. research that is received so that the Local Manager may evaluate the research provider’s research service, provided that:

1. it is received during a trial period that lasts no longer than three months;

2. no monetary or non-monetary consideration is due (whether during the trial period, before or after) to the research provider for providing the research during the trial period;

3. the trial period is not commenced with the research provider within 12 months from the termination of an arrangement for the provision of research (including any previous trial period) with the research provider; and

4. the Local Manager makes and retains a record of the dates of any trial period accepted under this paragraph, as well as a record of how the conditions in (1) to (3) were satisfied for each such trial period.

In the case of each benefit specified above, the Local Manager hereby confirms its view that the minor non-monetary benefit is:

i.  capable of enhancing the quality of the service provided by the Local Manager to the Subadvisor;

ii.  of a scale and nature that it could not be judged to impair the Local Manager’s compliance with its duty to act honestly, fairly and professionally in the best interests of the Subadvisor; and

iii. reasonable, proportionate and of a scale that is unlikely to influence the Local Manager’s behaviour in any way that is detrimental to the interests of the Subadvisor.

10.	Research

The Local Manager will pay for all research it receives (other than research that qualifies as a minor non-monetary benefit as set out above) from its own resources and will not operate an RPA (as defined in the FCA Rules).

11.	Costs and Charges

The Subadvisor acknowledges and confirms that the Local Manager has separately provided it with a costs and charges disclosure document, where this is required by applicable law, which provides detailed information on the costs and charges that will be incurred by the Subadvisor in relation to the services to be provided by the Local Manager under the terms of this Agreement. The Local Manager will provide this costs and charges disclosure to the Subadvisor annually.

12.	Recording of Communications

The Local Manager hereby notifies the Subadvisor that telephone and electronic communications and conversations between the Local Manager and the Subadvisor that result or may result in activities in financial instruments (as more particularly provided under the FCA Rules) will be recorded (including mails, emails or documentation of Subadvisor orders made at meetings).

Records kept by the Local Manager in accordance with paragraph 12 will be kept for a period of 5 years (or up to 7 years upon request from the FCA) and will be provided to the Subadvisor upon request.

The Local Manager may, at its sole discretion, submit such recordings as evidence in any legal action or proceedings arising out of or in connection with this Agreement.

13.	Data Protection

The Local Manager will, in connection with this Agreement, comply (where applicable) with all applicable data protection law including the General Data Protection Regulation (Regulation (EU) 2016/679) including any amendments thereto (“GDPR”) and any applicable consequential national data protection legislation and guidance and codes of practice issued by any relevant European data protection supervisory authority, including the Irish Data Protection Commissioner and the European Data Protection Board (collectively, the “Data Protection Laws”).

The Subadvisor hereby consents to the processing, use and transfer of personal data given by the Subadvisor in connection with this Agreement as follows:

i.  the Local Manager, its affiliates and their agents may process or use personal data: (i) for such purposes as is deemed necessary in relation to the provision of services under this Agreement; (ii) where it is under a duty to carry out money laundering checks, conflict checks, fraud prevention and reporting to and auditing by national and international regulatory or exchange bodies in accordance with obligations under any applicable law or regulations; and (iii) (unless the Subadvisor has indicated otherwise to the Local Manager in accordance with the Instructions Procedures) to advise the Subadvisor of other products and services provided by the Local Manager or its affiliates.

ii. the Local Manager may need to transfer personal data internationally (including outside the EEA) both to other Morgan Stanley companies or to third parties, agents and principals, for the purposes described above, including to countries (in particular the United States) which may not offer a level of protection for personal data as high as countries within the EEA.

iii.  The Subadvisor will comply (where applicable) with the Data Protection Laws and (where applicable) take all reasonable steps to ensure that it has obtained all necessary consents and provided all necessary notifications for the Local Manager to process any personal data for the purposes of this Agreement. The Subadvisor will, and will ensure that its staff will, in relation to this Agreement, address any questions about data protection in writing to the Compliance Officer at the Local Manager.

iv. The Subadvisor shall ensure that there is no sensitive personal data (as defined under the Data Protection Laws) transmitted in any telephone conversations or electronic communications that may be processed or recorded in line with this Agreement including this Annex.

14.	Complaints and Compensation

a. Any complaint that the Subadvisor may have relating to the services provided to it by the Local Manager under this Agreement may be made in writing to the Local Manager’s Compliance Department at 25 Cabot Square, Canary Wharf, London, E14 4QA.

b. The Local Manager maintains procedures in accordance with FCA Rules for the effective consideration and handling of client complaints. Complaints will be considered promptly by the appropriate supervisory manager who is not personally involved in the subject matter of the complaint. Where appropriate, the complaint will be passed to the Compliance Officer. A copy of the Local Manager’s management policy is available on request and will otherwise be provided in accordance with the FCA Rules.

c. The Local Manager is a member of the FSCS in the United Kingdom. However, given the nature of the Subadvisor, it is unlikely that the Subadvisor will qualify as an eligible claimant under the FSCS.

15.	Conflicts of Interest

a. The Local Manager and any affiliate may, subject to the overriding principles of suitability and best execution and without prior reference to the Subadvisor, effect transactions in securities in which the Local Manager or affiliate has, directly or indirectly, a material interest or a relationship of any description with another party (including allocating the Portfolio to an underlying investment vehicle managed by the Local Manager or affiliate), which involves or may involve a potential conflict with the Local Manager’s duty to the Subadvisor. The Local Manager will ensure that such transactions are effected on terms which are not materially less favourable to the Subadvisor than if the conflict or potential conflict had not existed.

b. The Local Manager has established, implemented and maintained a written conflicts of interest policy which identifies the types of actual or potential conflicts of interest which affect the Local Manager’s business, and sets out the measures that the Local Manager has adopted to identify, avoid, prevent or manage conflicts in a way that ensures fair treatment for you. As a measure of last resort, where the procedures set out in the policy are not sufficient to manage any specific conflict, the Local Manager must disclose the existence of such conflict to the Subadvisor, but for the avoidance of doubt will not otherwise be under a duty to disclose.

c. The Subadvisor acknowledges and confirms that the Local Manager has provided its summary of the Local Manager’s conflicts of interest policy. Further information is available on request. Morgan Stanley’s Global Conflicts of Interest Policy (the “Policy”) addresses business conduct and practices at Morgan Stanley (“Morgan Stanley” or the “Firm”) that give rise to an actual or potential conflict of interest (“Conflict”). For example, Conflicts can occur when there is a divergence of interests between Morgan Stanley and a Subadvisor, or among Subadvisors. Conflicts can also occur when there is a divergence of interests between an employee on the one hand, and the Firm or a Subadvisor on the other. The Policy sets forth guidance on the identification of Conflicts, and the Firm’s Conflicts governance framework.

16.	No Duty to Account for Profits

Except as required by the FCA Rules, neither the Local Manager nor any affiliate shall be liable to account to the Subadvisor for any profit, commission or remuneration made or received from or by reason of transactions in which the Local Manager or an affiliate has, directly or indirectly, a material interest or a relationship of any description with another party, which involves or may involve a potential conflict with the Local Manager’s duty to the Subadvisor, or any connected transactions, nor will the Local Manager’s fees, unless otherwise provided, be abated.

17.	Transaction and Position Reporting Obligations

The Subadvisor acknowledges that certain of its transactions may be subject to the provisions of Directive 2014/65/EU on markets in financial instruments, Regulation (EU) No 600/2014 on markets in financial instruments, and any secondary legislation, rules, regulations and procedures made pursuant thereto (“MiFID”) which apply certain transaction and position reporting obligations directly on the Subadvisor in respect of the assets in the Fund, including, but without limitation, the procurement of a valid Legal Entity Identifier (“LEI”).

The LEI is the code made up of 20 alphanumerical digits which is used to uniquely identify every legal structure, in any jurisdiction, that is party to a financial transaction. The Local Manager needs to include the Fund’s LEI in the transaction reports that the Local Manager submits to the FCA, or the Local Manager will not be able to continue trading for the Subadvisor. If the Local Manager does not already have the Fund’s LEI, the Local Manager will consult the database of the Global Legal Entity Identifier Foundation (GLEIF) to source this information. The Local Manager will contact the Subadvisor separately if the Local Manager is unable to source this information. If requested by the Local Manager, the Subadvisor shall confirm whether the LEI is correct prior to the Local Manager using such LEI.

The Subadvisor undertakes to provide in a timely fashion all such information (including, but not limited to, the Subadvisor’s LEI) and documentation and to promptly take all such action as the Local Manager may from time to time reasonably require in relation to the MiFID transaction and position reporting obligations.

The Subadvisor acknowledges that certain information about transactions the Local Manager wishes to and does enter into on the Subadvisor’s behalf may be made public and that the Local Manager will be required to report the details of certain transactions to the FCA, in some cases, via third parties, in accordance with applicable law.

18.	FORCE MAJEURE

The Local Manager shall not be responsible or liable to the Subadviser or a Fund for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities; computer (hardware or software) or communications services; accidents; labor disputes; acts of civil or military authority or governmental actions; it being understood that the Local Manager shall use reasonable efforts which are consistent with accepted practices in the investment management industry to resume performance as soon as practicable under the circumstances.

19.	CONFIDENTIALITY AND DISCLOSURE

The Local Manager and the Subadviser undertake to keep private and confidential all information acquired in connection with this Agreement, and not to disclose such information to any person except to the extent that:

(a)	the other party gives prior consent; or

(b)

the Local Manager is required to disclose the information by the FCA, the Bank of England, the London Stock Exchange or any other recognised investment exchange, the City Panel on Takeovers and Mergers or any other regulatory authority having jurisdiction over the Local Manager or the performance by it of its obligations under this Agreement or by English Law; or

(c)	disclosure to a counterparty to a transaction effected for the Fund is required as a condition to such transaction; or

(d)	disclosure is necessary to enable the Local Manager to perform its obligations under this Agreement.

11.	RISK DISCLOSURE

The Subadvisor’s attention is drawn to Appendix I of this Annex which provides important information as to the nature and risks of financial instruments including appropriate guidance on, and warning of, the risks associated with investments in financial instruments or in respect of particular investment strategies and a description of certain provisions of the industry standard master agreements and their consequences. The Subadvisor represents and warrants to the Local Manager that it has read, understood, and accepts the provisions of Schedule 3.

Schedule 1

SUMMARY OF ORDER EXECUTION POLICY

The Local Manager has established and implemented transaction execution arrangements that are designed to allow them to take all sufficient steps to obtain the best possible result when executing or placing orders as portfolio managers on behalf of clients in relation to financial instruments that form part, or may become part, of one or more investment portfolios managed by it for that or those clients (each a “Transaction”). For the purposes of the Local Manager’s Order Execution Policy: any reference to Local Manager “executing an order” is a reference to it, as agent, entering into a Transaction on behalf of a client with another person that acts as principal to that Transaction, any reference to Local Manager “placing an order” is a reference to it, as agent, arranging for a Transaction to be entered into by another person that acts as agent on behalf of a client when entering into that Transaction, and any reference to Local Manager “effecting a Transaction” is a reference to it either placing or executing an order.

Nothing herein is intended to place upon Local Manager fiduciary or other duties or responsibilities over and above the specific obligations provided for in this Agreement.

THE QUALITY OF EXECUTION

Where Local Manager effects a Transaction for a professional client, subject to any specific instructions received from a client, it will determine the best possible result taking the following factors into account: (a) price; (b) costs; (c) speed; (d) likelihood of execution or settlement; (e) size of the Transaction; (f) nature of the Transaction; and (g) any other consideration relevant to the Transaction, including availability of liquidity, the impact on the market of the Transaction and Local Manager’ operational costs.

Price is normally judged with reference to normal market size for the relevant financial instrument. Where trades are outside of normal market size and in sizeable volume or made on an over the counter basis, it is not generally possible to source a quote for price from counterparties because a declaration of intention to deal could result in market/security price sensitivity. As a result, the the Local Manager must then determine what is likely to be the best execution venue without being able to get firm quotes, but there can be no guarantee that it will be.

In certain circumstances, the relevant execution venue may not be able to provide sufficient immediately available liquidity to carry the contemplated Transaction out in full at the time required. In addition, other circumstances may dictate that the best immediately available price for a Transaction may not be the best possible result for that Transaction. Where, in the Local Manager’s opinion, those circumstances occur Local Manager may need to split the Transaction up into multiple Transactions with a view to obtaining the best possible result in relation to the original Transaction by completing that Transaction over a period of time using a variety of execution venues.

The Local Manager will determine the relative importance of each factor using the following criteria: (a) the characteristics of the client; (b) the characteristics and nature of the Transaction, including whether any specific instructions are given by the client; (c) the characteristics of the financial instruments that are the subject of the Transaction; and (d) the characteristics of the brokers and execution venues to which the Transaction can be directed.

While it will take all sufficient steps, based on the resources available to it, to satisfy itself that it has processes in place that can reasonably be expected to lead to the delivery of the best possible result, the Local Manager does not guarantee that it will always be able to obtain the best possible result in relation to each Transaction.

SPECIFIC INSTRUCTIONS

Where a client provides the Local Manager with a specific instruction in relation to a proposed Transaction or any particular aspect of that Transaction (including, but not limited to, a direction to execute on a particular venue) the Local Manager will effect that Transaction in accordance with those instructions. Specific instructions may prevent Local Manager from following some or all of the steps provided for within the Local Manager’s Order Execution Policy which are designed to obtain the best possible result in respect of the elements covered by those instructions.

In following such instructions, Local Manager will be deemed to have taken all sufficient steps to provide the best possible result in respect of the relevant Transactions or aspect of that Transaction covered by the specific instructions.

To the extent that specific instructions are not comprehensive, the Local Manager will determine any non-specified components in accordance with its Order Execution Policy.

SELECTION OF EXECUTION VENUES

The Local Manager will select execution venues (sources of liquidity) that enable it to obtain on a consistent basis the best possible result in relation to the Transactions. The Local Manager may use one or more of the following venues types: (a) Trading Venues; (c) Systematic Internalisers; (d) third party investment firms and/or affiliates; and/or (e) non-EU entities performing similar functions. In this document, the terms “Regulated Market”, “Multilateral Trading Facility” and “Systematic Internaliser” have the meaning given to them in the Markets in Financial Instruments Directive.

Certain Transactions may be effected outside a Trading Venue where the Local Manager believes it can achieve the best possible result by doing so.

The Local Manager assesses which venues are likely to provide the best possible result in respect of each asset class and sub-asset class. The Local Manager also monitors the execution of all Transactions on that venue if an order has been placed with another person and keeps informed of relevant market information. For certain financial instruments, there may be only one execution venue available and in such circumstances, the Local Manager will presume that it has obtained the best possible result if it effects a Transaction in that venue.

APPROVAL OF BROKERS, MONITORING AND REVIEW

Local Manager will consider the following matters when selecting and approving a broker: (a) reliability, integrity and reputation in the industry; (b) execution capabilities, including block positioning, speed of execution and quality and responsiveness of its trading desk; (c) knowledge of, and access to, the markets for the securities being traded; (d) ability to obtain price improvement; (e) ability to maintain confidentiality; (f) ability to handle non-traditional trades; (g) technology infrastructure; and (h) clearance and settlement capabilities.

The Local Manager monitors the quality of the execution services provided by approved brokers and reviews each broker’s performance on a regular basis, taking the above factors into account. In addition to an internal review, the Local Manager will meet with brokers periodically to review the service and performance levels provided, where applicable.

Schedule 2

INFORMATION ABOUT LOCAL MANAGER’S USE OF DEALING COMMISSIONS AND ACCEPTANCE OF NON-MONETARY BENEFITS FROM BROKERS

Under the FCA Rules, in the course of providing portfolio management services to a Fund, the Local Manager is prohibited from accepting and retaining any fees, commission or monetary benefits, or accepting any non-monetary benefits (other than acceptable minor non-monetary benefits and research as defined below), where these are paid or provided by any third party or a person acting on their behalf.

Where the Local Manager receive any such fees, commissions or monetary benefits, they will transfer these to the Fund’s account and will inform the Fund of any such fees, commissions or monetary benefits that were received and transferred to the Fund.

The Local Manager may accept and retain fees, commission or non-monetary benefits which are paid or provided to the Local Manager by a person acting on behalf of the Fund, provided that person is aware that such payments have been made on the Fund’s behalf and the amount and frequency of the payment is agreed between the Fund and the Local Manager and not determined by a third party.

ACCEPTABLE MINOR NON-MONETARY BENEFITS

The following benefits received by the Local Manager in the course of providing services to the Fund will be considered to be acceptable minor non-monetary benefits for the purposes of this Appendix:

i.	information or documentation relating to a financial instrument or investment service, that is generic in nature or personalised to reflect the circumstances of an individual client;

ii.

written material from a third party that is commissioned and paid for by a corporate issuer or potential issuer to promote a new issuance by the issuer, or where the third party firm is contractually engaged and paid by the issuer to produce such material on an ongoing basis, provided that the relationship is clearly disclosed in the material and that the material is made available at the same time to any firms wishing to receive it, or to the general public;

iii.	participation in conferences, seminars and other training events on the benefits and features of a specific financial instrument or an investment service;

iv.	hospitality of a reasonable de minimis value, including food and drink during a business meeting or a conference, seminar or other training event;

v.	research relating to an issue of shares, debentures, warrants or certificates representing certain securities by an issuer, which is:

1.	produced prior to the issue being completed, by a person that is providing underwriting or placing services to the issuer on that issue; and

2.	made available to prospective investors in the issue; and

vi.	research that is received so that the Local Manager may evaluate the research provider’s research service, provided that:

1.	it is received during a trial period that lasts no longer than three months;

2.	no monetary or non-monetary consideration is due (whether during the trial period, before or after) to the research provider for providing the research during the trial period;

3.

the trial period is not commenced with the research provider within 12 months from the termination of an arrangement for the provision of research (including any previous trial period) with the research provider; and

4.

the Local Manager make and retain a record of the dates of any trial period accepted under this paragraph, as well as a record of how the conditions in (1) to (3) were satisfied for each such trial period.

In the case of each benefit, the Local Manager each hereby confirm their view that the minor non- monetary benefit is:

vii. capable of enhancing the quality of the service provided by the Local Manager to the Fund;

viii. of a scale and nature that it could not be judged to impair the Local Manager’ compliance with its duty to act honestly, fairly and professionally in the best interests of the Fund; and

ix. reasonable, proportionate and of a scale that is unlikely to influence the Local Manager’ behaviour in any way that is detrimental to the interests of the Fund.

RESEARCH

The Local Manager will pay for all research it receives (other than research that qualifies as a minor non-monetary benefit as described above) from their own resources and will not operate a research payment account. Where the investment service has been delegated by the Local, unless otherwise agreed with the Subadvisor that delegate entity will also pay for any equity research it receives (other than research that qualifies as a minor non-monetary benefit as described above) from its own resources. However, to the extent any such delegated entity receives research other than equity research, it will implement systems and controls to ensure that the receipt of such research does not influence order routing and best execution decisions or give rise to conflicts of interest that risk detriment to the Fund.

Schedule 3

Information on the Nature and Risks of Certain Investments

The information contained in this notice cannot disclose everything about the nature and risks of all financial instruments in the Portfolio. Rather it is a general description of the nature and risks of financial instruments, which explains the nature of the specific types of instruments which the Fund may include in the Investment Guidelines, as well as the risks particular to those instruments. The Fund should not include these financial instruments in the Investment Guidelines unless it understands the nature of the financial instruments the Local Manager is permitted to enter into on the Fund’s behalf and the extent of the Fund’s exposure to risk. The Fund should also be satisfied that such financial instruments are suitable for the Portfolio in light of the Fund’s circumstances and financial position.

In the descriptions of individual financial instruments below, certain of the principal risks that typically impact those particular financial instruments are identified; but they may be subject to other risks, for example because of particular features of the particular financial instrument. Further, many of the risks described below apply generally to financial instruments and individual financial instruments may be impacted by multiple risks.

Certain strategies, such as a spread position or “straddle”, may be as risky as a simple “long” or “short” position. While financial instruments can be utilised for the management of investment risk, certain financial instruments are unsuitable for certain investors. Different financial instruments involve different levels of exposure to risk, and in deciding whether to include such instruments in the Investment Guidelines, the Subadvisor should be aware of the following points.

1.	GENERAL

1.1	Returns

The value of investments and the income from them may fluctuate and go down as well as up. There is no guarantee that the investment objective will actually be achieved or that the Subadvisor will get back the amount initially invested. The value of investments may be affected by a variety of factors, including economic and political developments, interest rates and foreign exchange rates, as well as issuer-specific events.

1.2	Currency Risk

Investments denominated in currencies other than the Fund’s base currency carry the risk of exchange-rate movements. A movement in exchange rates may have a separate effect, unfavourable as well as favourable, on gains and losses in the Portfolio. Hedging techniques may, in certain circumstances, be limited or not be successful.

1.3	Liquidity Risk

The market for some investments may be restricted or illiquid. Subject to the Investment Guidelines, the Local Manager may effect transactions in such investments for the Portfolio. There may be no readily available market and from time to time there may be difficulty in dealing in such investments or obtaining reliable information about the value and extent of risks associated with such investments.

1.4	Counterparty Risk

The Local Manager may enter into transactions with counterparties on behalf of the Fund, thereby exposing the Fund to the counterparties’ creditworthiness and their ability to perform and fulfil their financial obligations. There exists a risk that the obligation of such counterparties will not be satisfied. This risk may arise at any time the Portfolio’s assets are deposited, extended, committed, invested or otherwise exposed through actual or implied contractual agreements. The weaker the financial strength of a counterparty, the greater the risk of that party failing to satisfy its obligations. The net asset value of the Portfolio could be affected by any actual or anticipated breach of the party’s obligations, while the income of the Portfolio would be affected only by an actual failure to pay, which is known as a default.

1.5	Inflation/Deflation Risk

Inflation risk refers to the possibility of a reduction in the value of the income or assets as inflation decreases the value of money. The real value of the Portfolio could decline as inflation increases. Deflation risk is the risk that prices throughout the economy may decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Portfolio.

1.6	Concentration Risk

The Portfolio may invest in a relatively small number of investments. Concentrated portfolios may be more volatile than more diversified portfolios with a larger number of investments and may be more significantly impacted by a decline in the value or circumstance of any one stock, asset classes or sector.

2.	EQUITY SECURITIES AND DEBT SECURITIES

Buying equity securities (the most common form of which are shares) will mean that the Fund will become a member of the issuer company and participate fully in its economic risk. Holding equity securities will generally entitle the Fund to receive any dividend distributed each year (if any) out of the issuer’s profits made during the reference period.

On the other hand, buying debt securities (such as bonds and certificates of deposit) will mean that the Fund is, in effect, a lender to the company or entity that has issued the securities. Holding debt securities will entitle the Fund to receive specified periodic interest payments, as well as repayment of the principal at maturity.

Generally, holdings in equity securities will expose the Fund to more risk than debt securities since remuneration is tied more closely to the profitability of the issuer. In the event of insolvency of the issuer, the Fund’s claims for recovery of the Fund’s equity investment in the issuer will generally be subordinated to the claims of both preferred or secured creditors and ordinary unsecured creditors of the issuer.

There is an extra risk of losing money when shares are bought in some smaller companies, such as penny shares. There is a usually big difference between the buying price and the selling price of these shares. If they have to be sold immediately, the Fund may get back much less than was paid for them. The price may change quickly and it may go down as well as up.

Holdings in debt securities, on the other hand, generally risk not being remunerated only if the issuer is in a state of financial distress. Moreover, in the event of insolvency of the issuer, the Fund is likely to be able to participate with other creditors in the allotment of the proceeds from the sale of the company’s assets in priority to holders of equity securities.

If the Investment Guidelines allow the Local Manager to buy equity or debt securities the Fund will be exposed to both the specific risks associated with individual securities held (and the financial soundness of their issuers), as well as the systemic risks of the equity and debt securities markets.

3.	DERIVATIVES

3.1.	General Risks

The Local Manager may, in accordance with the Investment Guidelines, invest in financial derivative instruments. While the prudent use of derivatives may be beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments.

3.1.1.	Collateral and Collateral Management Risk

Counterparty risk arising from investments in financial derivative instruments may be mitigated by the transfer or pledge of collateral in favour of the Fund/ Portfolio. However, transactions may not be fully collateralised. If the counterparty defaults, the Portfolio may need to sell non-cash collateral received at prevailing market prices. In such a case the Portfolio could realise a loss due, inter alia, to inaccurate pricing or monitoring of the collateral, adverse market movements, deterioration in the credit rating of issuers of the collateral or illiquidity of the market on which the collateral is traded. Difficulties in selling collateral may delay or restrict the ability of the Portfolio to meet redemption requests. In addition, if the market moves against the Fund, the Fund may be called upon to pay out of the Portfolio (or the Fund’s other assets if there are insufficient assets in the Portfolio) substantial additional margin at short notice to maintain the position. If the Fund fails to do so within the time required, the Fund’s position may be liquidated at a loss and the Fund will be liable for any resulting deficit.

The Portfolio may also incur a loss in reinvesting cash collateral received, where permitted. Such a loss may arise due to a decline in the value of the investments made. A decline in the value of such investments would reduce the amount of collateral available to be returned by the Portfolio to the counterparty as required by the terms of the transaction. The Portfolio would be required to cover the difference in value between the collateral originally received and the amount available to be returned to the counterparty, thereby resulting in a loss to the Portfolio.

Also, where the broker receives margin on a title transfer basis (i.e. the broker becomes the owner of the margin outright), or exercises a right of reuse, on the broker’s default or insolvency the Fund will be an unsecured creditor and may not be able to recover the full value of the amount owed to it in full or at all. The Fund will not be entitled to exercise voting, consent or other similar rights attached to assets it provides as margin on a title transfer basis or in respect of which a right of use has been exercised, unless and until equivalent assets have been returned. In the event that a broker fails to return equivalent assets when due, the Portfolio may be unable to perform its settlement obligations under a hedging or other transaction it has entered into in relation to such assets.

There could be significant differences in the treatment of the Fund’s collateral depending on whether the trading is on a regulated market, with the rules of that market (and associated clearing house) applying, or is off-exchange. Deposited collateral may lose its identity as the Fund’s property once dealings on the Fund’s behalf are undertaken. Even if the Fund’s dealings should ultimately prove profitable, the Fund may not get back the same assets which the Local Manager deposited on the Fund’s behalf and may have to accept payment in cash.

3.1.2.	Leverage Risk

Derivative instruments may allow the Portfolio to gain a larger exposure to asset values than the amount the Portfolio invests. As a result, losses on derivative instruments can exceed the amount invested in them which may significantly reduce the value of the Portfolio as a whole.

3.1.3.	Other Risks

Other risks in using derivatives include the risk of differing valuations of derivatives arising out of different permitted valuation methods and the inability of derivatives to correlate perfectly with underlying securities, rates and indices. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively and the valuation can only be provided by a limited number of market professionals who often are acting as counterparties to the transaction to be valued. The Local Manager will seek to obtain independent valuations for OTC derivatives in order to limit this risk.

Derivatives do not always perfectly or even highly correlate to or track the value of the securities, rates or indices they are designed to track. Consequently, a Portfolio’s use of derivative techniques may not always be an effective means of following the Portfolio’s investment objective. In cases where derivatives are being used to hedge risk, it is possible that the offsetting investments will not experience price changes that are perfectly inversely correlated. As a result, hedged portfolios may be exposed to basis risk – the risk that the Portfolio will realize excess gains or losses in the execution of the hedging strategy.

3.1.4.	Risks associated with OTC Derivatives

An OTC derivative is a derivative instrument which is not listed and traded on a formal exchange such as FTSE or NYSE but is traded by counterparties who negotiate directly with one another over computer networks and by telephone. As such the Portfolio may be subject to counterparty risk as described in paragraph 1.4.

3.1.5.	Clearing

When the Fund enters into cleared derivatives transactions (whether exchange traded or over-the-counter), and a clearing broker it uses for such transactions is declared to be in default by an EU central counterparty (“EU CCP”), the EU CCP will try to transfer (“port”) the Portfolio’s transactions and assets to another clearing broker or, if this cannot be achieved, the EU CCP will terminate the Portfolio’s transactions. The early termination of transactions in this context may result in significant losses to the Fund. In the event that other parties in the clearing structure default (e.g., a central counterparty, a custodian, settlement agent or any clearing broker instructed by the Fund’s broker), the Portfolio may not receive all of its assets back and its rights may differ depending on the law of the country in which the party is incorporated and the specific protections that that party has put in place.

3.2.	Risks relating to Futures and options

3.2.1.	Futures

Transactions in futures involve the obligation to make, or to take, delivery of the underlying asset of the contract at a future date, or in some cases to settle the Fund’s position with cash from the Portfolio or elsewhere. Transactions in futures carry a high degree of risk. The “gearing” or “leverage” often obtainable in futures trading means that a small deposit or down payment can lead to large losses as well as gains. It also means that a relatively small market movement can lead to a proportionately much larger movement in the value of the Fund’s investment, and this can work against the Fund as well as for the Fund. Futures transactions have a contingent liability, and the Fund should be aware of the implications of this, in particular the margining requirements, which are described in paragraph 3.3 below.

3.2.2.	Options

There are many different types of options with different characteristics subject to different conditions:

3.2.2.1. Buying Options: Allowing the Local Manager to buy options involves less risk than allowing the Local Manager to sell options because, if the price of the underlying asset moves against the Fund, the Local Manager can simply allow the option to lapse. The maximum loss is limited to the premium, plus any commission or other transaction charges. However, if the Local Manager buys a call option on a futures contract for the Fund and later exercises the option, the Fund will acquire the future. This will expose the Fund to the risks described under “futures” and “contingent liability transactions”.

3.2.2.2. Writing Options: If the Investment Guidelines allow the Local Manager to write an option for the Fund, the risk involved is considerably greater than buying options. The Fund may be liable for margin to maintain its position and a loss may be sustained well in excess of any premium received. By allowing the Local Manager to write an option on the Fund’s behalf, the Fund accepts a legal obligation to purchase or sell the underlying asset if the option is exercised against the Fund, however far the market price has moved away from the exercise price. If the Fund already owns the underlying asset which the Local Manager has contracted on the Fund’s behalf to sell as part of the Portfolio (known as “covered call options”) the risk is reduced. If the Fund does not own the underlying asset (known as “uncovered call options”) the risk can be unlimited. Only experienced persons should contemplate authorising the Local Manager to write uncovered options, and then only after securing full details of the applicable conditions and potential risk exposure.

3.2.2.3. Traditional Options: A particular type of option (called a “traditional option”) is written by certain London Stock Exchange firms under special exchange rules. These may involve greater risk than other options. Two way prices are not usually quoted and there is no exchange market on which to close out an open position. It may be difficult to assess the value of a traditional option or for the seller of such an option to manage his exposure to risk. Again, the r should only provide for the Investment Guidelines to permit the Local Manager to invest in “traditional options” if the Fund is fully aware of the risks involved.

3.3.	Contracts for Differences

A contract for difference is a contract between two parties, buyer and seller, stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value at contract time. Contracts for differences allow investors to take long or short positions, and unlike futures contracts have no fixed expiry date or contract size. Trades are conducted on a leveraged basis and these contracts can only be settled in cash. Investing in a contract for differences carries the same risks as investing in a future or option and the Fund should be aware of these as set out in paragraphs 3.2.1 and 3.2.2 respectively. As with many leveraged products, maximum exposure is not limited to the initial investment; it is possible to lose more than one put in.

3.4.	Contingent Liability Investments

Contingent liability investments are derivatives under the terms of which the Fund will or may be liable to make further payments (other than charges, and whether or not secured by margin) when the transaction falls to be completed or upon the earlier closing out of the Fund’s position. Contingent liability investments which are margined require the Portfolio (or the Fund if there are insufficient assets in the Portfolio) to make a series of payments against the purchase price, instead of paying the whole purchase price immediately. Even if a transaction is not margined, it may still carry an obligation to make further payments in certain circumstances over and above any amount paid when the contract was entered into. Contingent liability investments which are not traded on or under the rules of a regulated market may expose the Fund and the Portfolio to substantially greater risks.

3.5.	Off-Exchange Transactions in Derivatives

It may not always be apparent whether or not a particular derivative is on or off-exchange. While some off- exchange markets are highly liquid, transactions in off-exchange or non transferable derivatives may involve greater risk than investing in on-exchange derivatives because there is no exchange market on which to close out an open position. It may be impossible to liquidate an existing position, to assess the value of the position arising from an off-exchange transaction or to assess the exposure to risk. Bid and offer prices need not be quoted, and even where they are, they will be established by dealers in these instruments and consequently it may be difficult to establish what a fair price is.

3.6.	Withholding tax under ISDA Master Agreement

In certain circumstances, the Fund may be required to pay an additional amount or receive a payment from which an amount is required to be deducted or withheld, in each case in respect of any deduction or withholding for on account of any tax, or be required to pay any stamp tax levied or imposed in respect of the execution or performance of the ISDA Master Agreement relating to a derivative transaction.

4.	SPECIFIC FINANCIAL INSTRUMENTS, TECHNIQUES AND SECTORS

4.1.	Fixed Income Risk – General

If the Portfolio invests in fixed income securities, it will be subject to interest rate and credit risk, and the additional risks associated fixed income instrument types.

The values of fixed income securities in the Portfolio will vary with changes in interest rates and such variation may affect share prices accordingly. The value of fixed income securities will generally increase when interest rates fall and decrease when interest rates rise. Fixed income securities with greater interest rate sensitivity and longer maturities are usually subject to greater fluctuations in value in response to interest rate changes.

Portfolios which invest in fixed income securities are subject to the risk that an issuer will fail to make timely payments of interest and principal. Issuers with higher credit risk typically offer higher yields for this added risk. Conversely, issuers with lower credit risk typically offer lower yields. Generally, government securities are considered to be the safest in terms of credit risk, while corporate debt, especially those with poorer credit ratings, have the highest credit risk. Changes in the financial condition of an issuer (including its rating), changes in economic and political conditions in general, or changes in economic and political conditions specific to an issuer, are all factors that may have an adverse impact on an issuer’s credit quality and security values.

If the Portfolio invests in fixed income instruments which, in certain cases, trade at a negative yield, the value of the Portfolio’s investment will reduce on a daily basis by the amount of the negative yield and the Portfolio may not get back its full investment.

4.2.	US Municipal and Government Securities Risk

Subject to the Investment Guidelines, the Portfolio may invest in US Municipal and government Securities. General obligation bonds are secured by the issuer’s full faith and credit as well as its taxing power for payment of principal or interest. Revenue bonds are payable solely from the revenues derived from a specified revenue source, and therefore involve the risk that the revenues so derived will not be sufficient to meet interest and or principal payment obligations. Municipal securities involve the risk that an issuer may call securities for redemption, which could force the account to reinvest the proceeds at a lower rate of interest. With respect to U.S. government securities that are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if there is no legal obligation to do so.

4.3.	Asset-Backed Securities

Subject to the Investment Guidelines, the Portfolio may invest in asset-backed securities (ABS) which are fixed income securities backed or collateralised by the income stream from an underlying pool of assets such as credit cards, automobile loans, student loans, small business loans, mortgages and receivables. An ABS may be usually issued in a number of different tranches, or classes, with varying characteristics depending on the riskiness of the underlying assets assessed by reference to their credit quality and term and can be issued at a fixed or a floating rate.

The higher the risk contained in the tranche, the more the ABS is likely to have to pay by way of income. The obligations associated with these securities may be subject to greater credit, liquidity and interest rate risk compared to other fixed income securities. ABS are often exposed to extension risk (where obligations on the underlying assets are not paid on time) and prepayment risks (where obligations on the underlying assets are paid earlier than expected), these risks may have a substantial impact on the timing and size of the cash flows paid by the securities and may negatively impact the returns of the securities. The average life of each individual security may be affected by a large number of factors such as the existence and frequency of exercise of any optional redemption and mandatory prepayment, the prevailing level of interest rates, the actual default rate of the underlying assets, the timing of recoveries and the level of rotation in the underlying assets.

4.4.	Mortgage-Backed Securities

Subject to the Investment Guidelines, the Portfolio may invest in mortgage-backed securities (MBS) which are fixed income securities backed or collateralised by the income stream from an underlying pool of commercial and/or residential mortgages. This type of security is commonly used to redirect the interest and principal payments from the pool of mortgages to investors. An MBS may be issued in a number of different tranches, or classes, with varying characteristics depending on the riskiness of the underlying mortgages assessed by reference to their credit quality and term and can be issued at a fixed or a floating rate. The higher the risk contained in the tranche, the more the MBS pays by way of income. MBS may be subject to prepayment risk which is the risk that, in a period of falling interest rates, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of MBS will be paid off more quickly than originally anticipated and the Portfolio will have to invest the proceeds in securities with lower yields. MBS may also be subject to extension risk, which is, the risk that, in a period of rising interest rates, certain types of MBS will be paid off more slowly than originally anticipated and the value of these securities will fall. As a result, the average duration of the Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than that of shorter-term securities. Because of prepayment risk and extension risk, MBS may react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS. In some circumstances investments in MBS may become less liquid and in the case of a large redemption or change in market liquidity, the Local Manager may not be able to sell the securities to meet the redemption requirement or may only be able to sell the securities at a price which negatively affects the Portfolio’s net asset value. In addition, the market price for MBS may be volatile.

4.5.	Non-Agency Mortgage Backed Securities

Non-agency mortgage backed securities are MBS issued by private institutions. These securities have no credit guarantee other than the quality of the loans behind them, and any other structural credit protection provided by the terms of the bond deal they belong to. Investing in non-agency mortgage-backed securities generally entails credit, prepayment, extension, liquidity and default risk.

4.6.	Convertible Bonds

Convertible bonds are subject to a number of risks including risk arising from both debt and equity securities, and to convertible securities specific risks. Convertible bond valuations are sensitive to macro- economic risk, interest rate risk, spread risk, default risk, and equity risk. In addition, convertible bond issuers may be downgraded. In certain market conditions convertible bonds may be less liquid than other asset classes.

4.7.	Contingent Convertible Debt Securities

4.7.1.	Characteristics of contingent convertible debt securities

Subject to the Investment Guidelines, the Portfolio may invest in contingent convertible debt securities which are fixed income securities that may pay an attractive coupon and which may be converted into equity securities or suffer capital losses by decreasing the face value if pre-specified events occur (“trigger events”), depending in particular on the capital ratio levels of the issuer of such contingent convertible debt securities (“trigger levels”). Contingent convertible debt securities may be issued as perpetual instruments which may (or may not) be called at pre-determined date.

4.7.2.	Specific risks associated with the related contingent convertible debt securities

4.7.2.1. Trigger levels and conversion risks: contingent convertible debt securities are complex financial instruments in respect of which, trigger levels (and thus exposure to conversion risk) differ widely. In particular, conversion may cause the value of the investment to fail significantly and irreversibly, and in some cases even to zero.

4.7.2.2. Unknown and yield related risks: contingent convertible debt securities are innovative financial instruments and their behaviour under a stressed financial environment is thus unknown. This increases uncertainty in the valuation of contingent convertible debt securities and the risks of potential price contagion, as well as the volatility and also the liquidity risks of the entire contingent convertible securities asset class. In certain circumstances finding a ready buyer for contingent convertible bonds may be difficult and the seller may have to accept a significant discount to the expected value of the bond in order to sell it. Furthermore, because of the often attractive yield of contingent convertible debt securities, it still remains unclear whether holders of contingent convertible debt securities have fully considered the underlying risks of these instruments.

4.7.2.3. Write-down and capital structure inversion risks: investment in contingent convertible debt securities may result in material losses to the Portfolio as the contingent convertible debt security may suffer capital market loss by decreasing the face value (“write-down”) on the occurrence of certain trigger events. In this event, holders of contingent convertible debt securities will suffer losses ahead of holders of equity securities issued by the same issuer, contrary to the classic order of capital structure hierarchy where equity holders are expected to suffer the loss before debt holders.

4.7.2.4. Call extension risk: as contingent convertible debt securities may be perpetual instruments which may not be called on the predefined call date, investors may not receive return of principal on the call date or at any date.

4.7.2.5. Coupon cancellation risk: some contingent convertible debt securities are subject to the risk of discretionary cancellation of coupon payments by the issuer at any point, for any reason, and for any length of time.

4.8.	Warrants

If the Investment Guidelines so permit, the Local Manager may effect transactions in warrants for the Portfolio. A warrant is a time-limited right to subscribe for shares, debentures, loan stock or government securities, and is exercisable against the original issuer of the securities. Warrants often involve a high degree of gearing, so that a relatively small movement in the price of the underlying security results in a disproportionately large movement, favourable or unfavourable in the price of the warrant. The prices of warrants can therefore be volatile. The Fund should not include warrants in the Investment Guidelines unless the Fund is prepared for the Portfolio to sustain a total loss of the money the Fund has invested plus any commission or other transaction charges. Some other instruments are also called warrants but are actually options (for example, a right to acquire securities which is exercisable against someone other than the original issuer of the securities, often called a “covered warrant”). If the Fund is considering including warrants in the Investment Guidelines, it is essential to understand that the right to subscribe which a warrant confers is invariably limited in time. Therefore, if this right is not exercised within the pre- determined time scale, the investment becomes worthless.

Transactions in off-exchange warrants may involve greater risk than dealing in exchange traded warrants because there is no exchange market through which to liquidate the Fund’s position or to assess the value of the warrant or the exposure to risk. Bid and offer prices need not be quoted, and even where they are, they will be established by dealers in these instruments and consequently it may be difficult to establish what a fair price is. The Fund should only permit the Local Manager in the Investment Guidelines to invest the Portfolio in off-exchange warrants if the Fund is fully aware of the risks involved.

4.9.	Depositary Receipt

Depositary receipts (ADRs, GDRs and EDRs) are instruments that represent shares in companies trading outside the markets in which the depositary receipts are traded. If the Portfolio invests in depositary receipts then accordingly whilst the depositary receipts are traded on recognised exchanges, there may be other risks associated with such instruments to consider - for example the shares underlying the instruments may be subject to political, inflationary, exchange rate or custody risks.

4.10.	Participatory Notes

Subject to the Invesment Guidelines, the Portfolio may generate exposure to certain equity securities in certain countries by purchasing a participatory note. A participatory note, while generating the desired equity security exposure, adds counterparty risk exposure to the issuer of the participatory note.

4.11.	Growth Investing

Growth investing attempts to identify companies that we believe will experience rapid earnings growth relative to value or other types of stocks. Growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value. The performance of growth strategies may be better or worse than the performance of equity strategies that focus on value stocks or that have a broader investment style.

4.12.	Funds

Collective investment schemes (such as investment funds and open-ended investment companies) invest funds paid by purchasers of units or shares in the collective investment scheme in the various types of assets provided for in their rules or investment plans. Allowing the Local Manager to purchase units or shares in a collective investment scheme will expose the Fund to risks associated with the nature of financial instruments in which the collective investment scheme invests and, where relevant, their concentration in a particular sector, country, region or asset class. The ability of the Portfolio which invests in shares of an underlying fund or funds to achieve its investment objective may be directly related to the ability of the underlying funds to meet their investment objectives. If the Portfolio invests in underlying funds, it will be exposed to the risks to which the underlying funds are exposed. These risks may include liquidity risk where the ability of the Portfolio to meet the liquidity requirements of its investment is directly linked to the ability of the underlying funds to meet their liquidity requirements.

Collective investment schemes generally allow unit holders and shareholders to achieve a high degree of diversification at a relatively low cost. Open-ended investment funds, for example, allow savers to invest or disinvest by buying or selling fund units on the basis of the value of a unit, plus or minus relevant commissions (the value of the unit being obtained by dividing the value of the entire portfolio managed by the fund, calculated at market prices, by the number of units in circulation). In the case of investment in closed-end investment vehicles, shares may at times be acquired only at market prices representing premiums to their net asset values or disposed off at market prices representing discounts to their net asset value. Shares of such closed-end collective investment vehicles will be valued at their last available stock market value.

Exchange traded funds (“ETFs”) are closed-ended collective investment schemes, traded as shares on stock exchanges, and typically replicate a stock market index, market sector, commodity or basket of assets and their market value is expected to rise and fall as the value of the underlying securities or index rises and falls. As such, they generally combine the flexibility and tradeability of a share with the diversification of a collective investment scheme. Where the Investment Guidelines permit the Local Manager to purchase ETFs, the Fund will be exposed to similar risks as detailed in respect of equity securities and collective investment schemes.

4.13.	Real Estate Industry

There are special risk considerations associated with investing in the real estate industry securities such as closed-end Real Estate Investment Trusts (REITS) and the securities of companies principally engaged in the real estate industry. These risks include: the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighbourhood values, related party risks, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Portfolio if it invests in the real estate industry.

4.14.	Infrastructure

There are special risk considerations associated with investing in the securities of companies principally engaged in the infrastructure industry. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated in compliance with and changes in regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, the effects of surplus capacity, increased competition from other providers of services in a developing deregulatory environment, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, government budgetary constraints, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Other factors that may affect the operations of infrastructure-related companies include innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company’s products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due to a company’s operations or an accident, and general changes in market sentiment towards infrastructure and utilities assets.

In the event that any of the risks associated with the infrastructure industry materialise, the value of securities issued by companies engaged in the infrastructure business may decline. To the extent that the Portfolio is invested in such securities, this may result in a corresponding decline in the net asset value of that Portfolio, potentially uncorrelated to the rest of the equity market.

Companies engaged in the infrastructure business may also include “closed-end REITS” and collective investment vehicles with exposure to infrastructure assets. Investors should refer to special risk considerations applicable to the real estate industry and collective investment vehicles.

4.15.	Commodities

Subject to the Investment Guidelines, the Portfolio may invest in commodity-related assets, for example by investing into eligible structured products such as commodity-linked notes, commodity exchange traded funds and/or derivative instruments referencing one or more commodity indices. Commodity related assets are highly volatile. Commodity markets are influenced by, among other things, changing supply and demand relationships, weather, governmental, agricultural, commercial and trade programmes and policies designed to influence commodity prices, world political and economic events, and changes in interest rates.

5.	MISCELLANEOUS

5.1.	Overseas Markets

Overseas markets may involve different risks to the Fund’s home markets. In some cases, the risks will be greater. In drafting the Investment Guidelines to permit the Local Manager to invest in overseas markets the Fund should make itself fully aware of the risks and protections (if any) which will operate in any relevant overseas markets. The potential for profit or loss from transactions on overseas markets or in contracts denominated other than in the Portfolio’s base currency will be affected by fluctuations in overseas exchange rates against the Portfolio’s base currency.

5.2.	Emerging Markets, Frontier Markets and other non-developed markets

In certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about certain financial instruments than some investors would find customary and entities in some countries may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which certain investors may be accustomed. Certain financial markets, while generally growing in volume, have, for the most part, substantially less volume than more developed markets, and securities of many companies may be less liquid and their prices more volatile than securities of comparable companies in more sizeable markets. There are also varying levels of government supervision and regulation of exchanges, financial institutions and issuers in various countries. In addition, the manner in which foreign investors may invest in securities in certain countries, as well as limitations on such investments, may affect the investment operations of the Portfolio.

Settlement systems in emerging markets, frontier markets and other non-developed markets may be less well organised than in developed markets. Thus there may be a risk that settlement may be delayed and that cash or securities of the Portfolio may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment shall be made prior to receipt of the security which is being purchased, or that delivery of a security must be made before payment is received. In such cases, default by a counterparty through whom the relevant transaction is effected might result in a loss being suffered by the Portfolio investing in non-developed market securities.

The Local Manager will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that this risk will be successfully eliminated for the Portfolio, particularly as counterparties operating in emerging markets, frontier markets and other non- developed markets frequently lack the substance or financial resources of those in developed countries.

There may also be a risk that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Portfolio. Furthermore, compensation schemes may be non-existent or limited or inadequate to meet the Fund’s claims in any of these events.

Other risks could include, by way of example, controls on foreign investment and limitations on the repatriation of capital and the exchange of local currencies for global reserve currencies such as US$, the impact on the economy as a result of religious or ethnic unrest. There may also be specific risks relating to certain aspects of investments in Russia, China and India which may significantly impact investments made in these jurisdictions.

5.3.	Commissions

The Fund is liable for all commissions and it may be the case that charges are not expressed in money terms (but for example, as a percentage of contract value). In the case of futures, when commission is charged as a percentage, it will normally be as a percentage of the total contract value, and not simply as a percentage of the Fund’s initial payment.

5.4.	Suspensions of Trading

Under certain trading conditions or the application of certain rules in force in some markets (such as circuit breakers) it may be difficult or impossible for the Local Manager to liquidate a position held for the Fund. This may occur, for example, at times of rapid price movement if the price of an investment rises or falls in one trading session to such an extent that under the rules of the relevant exchange trading of that investment is suspended or restricted. Further, the Local Manager placing a stop-loss order on the Fund’s behalf will not necessarily limit losses to the intended amounts because market conditions may make it impossible to execute such an order at the stipulated price. Most electronic and auction trading systems are supported by computerised systems for order routing and trade checking, recording and clearing. Like all automated procedures, these systems are subject to the risk of stoppages and malfunctions, which may result in the Fund’s orders not being executed in accordance with the Local Manager’s instructions or remaining unexecuted.

5.5.	Clearing House Protections

On many exchanges, the performance of a transaction by a broker (or the third party with whom he is dealing on the Fund’s behalf) is “guaranteed” by the exchange or its clearing house. However, this guarantee is unlikely in most circumstances to cover the Fund and may not protect the Fund if the broker or another party defaults on its obligations to the Fund. There is no clearing house for traditional options, nor normally for instruments which are not traded under the rules of a recognised or designated investment exchange.

5.6.	Insolvency

A derivative broker’s insolvency or default, or that of any other brokers involved with the Fund’s transaction, may lead to positions being liquidated or closed out without the Fund’s or the Local Manager’s consent or knowledge. In certain circumstances, the Fund may not get back the actual assets which the Fund lodged as collateral and the Fund may have to accept any available payment in cash.

5.7.	Bail-in Risk

In a number of the world’s leading financial markets, governments have implemented a framework for the recovery and resolution of credit institutions and investment firms, their subsidiaries and certain holding companies, including by the introduction of a ‘bail-in tool’.

The bail-in tool is designed to enable the resolution authority (generally a governmental, banking and/ or other regulatory authority) to recapitalise a potentially failing institution (the institution in resolution) by allocating losses to its shareholders and unsecured creditors. The bail-in tool typically includes the power to cancel a liability or modify the terms of contracts in order to reduce or defer (postpone) the liabilities of the institution in resolution and the power to convert a liability from one form or class to another (eg from fixed income into equity securities).

Bail-in may result in the cancellation of all, or a portion, of the amounts payable on the relevant financial instrument by the institution in resolution and/or the conversion of such amounts into shares or other obligations of the institution or another person, including by means of a variation to the terms of the relevant financial instrument.

An investor is likely to have only very limited rights to challenge or seek to suspend the decision by a resolution authority to exercise its resolution powers, including the exercise of the bail-in tool, or to have that decision reviewed by a court or tribunal. If a bail-in occurs and a Fund is holding financial instruments issued by the institution in resolution, this may result in the Fund losing some or all of the affected investment.

5.8.	Regulatory Risk

The regulation of the global securities and futures markets has undergone substantial change in recent years and such change may continue. The effect of such regulatory change on the Portfolio, while impossible to predict, could be substantial and adverse. For example, these have been comprehensive regulation of over the counter derivatives markets for the first time globally and it is unclear how derivatives markets will adapt to these new regulatory regimes. In addition, the EU’s second Markets in Financial Instruments Directive (“MiFID II”), the laws and regulations introduced by Member States of the EU to implement MiFID II, and the EU’s Markets in Financial Instruments Regulation (“MiFIR”), which came into force on 3 January 2018, will impose new regulatory obligations and costs on the Local Manager and the Fund and introduce wider transparency regimes in respect of trading on EU trading venues and with EU counterparties. Such measures and increased transparency may have macro effects on trading globally, which may have an adverse effect on the net asset value of the Portfolio.

5.9.	Cyber Security

The Portfolio and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Portfolio and its service providers use to service the Portfolio’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Portfolio and its service providers. Cyber-attacks against or security breakdowns of the Local Manager or Fund or their service providers may adversely impact the Portfolio and the Fund, potentially resulting in, among other things, financial losses; the inability of the Portfolio to transact business and to process transactions; inability to calculate the Portfolio’s net asset value; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Portfolio may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Local Manager invests on behalf of the Fund, which may cause the Portfolio’s investments in such issuers to lose value. There can be no assurance that the Local Manager, Fund or their service providers will not suffer losses relating to cyber-attacks or other information security breaches in the future.

5.10.	Referendum on the United Kingdom’s Membership to the European Union

On June 23, 2016, the UK voted by referendum to leave the EU, an event widely referred to as “Brexit”. The UK is the first member state to vote to leave the EU and the process for departure is expected to take several years. At present, the nature of the relationship of the UK with the remaining EU member states is uncertain. Accordingly, there is a heightened risk of market instability and legal and regulatory change following the UK referendum vote. This could have an impact on investments in the UK (before and after its departure from the EU), other EU member states and in non-EU countries that are directly or indirectly affected by the exit of the UK from the EU.

5.11.	Exposure to the Euro and the Eurozone

The “Eurozone” is an economic and monetary union of 19 European member states that have adopted the Euro as their common currency and sole legal tender. The success of the Euro and the Eurozone is therefore dependant on the general economic and political condition of each member state, as well as each state’s credit worthiness and the willingness of the members to remain committed to monetary union and support for the other members. Currently, there are widely held concerns in the market regarding the credit risk associated with certain sovereigns, including some member states of the Eurozone, and the continued viability of the Eurozone. Risk to the Portfolio includes the possibility of exit of individual countries from the Euro, full breakup of the Eurozone or other circumstances which may result in the emergence or re- introduction of national currencies.

Default by any state on its Euro debts or a material decline in the credit rating of any Eurozone state could have a material negative impact on the Portfolio and its investments. A number of the investments of the Portfolio may operate in Euro and/or may hold Euro denominated assets either directly or as collateral and may experience a reduction of the value and/or liquidity of their investments as a result of events in the Eurozone regardless of the measures taken by the Local Manager to reduce this risk.

In addition, the Fund and/or the Fund’s counterparties, banks, custodians and service providers may have direct or indirect exposure to these countries or currency and a default or credit decline could impact their ability to meet their obligations to and/or perform services for the Fund/ Portfolio. In the event of one or more member states exiting the Eurozone, or the abandonment of the Euro entirely, there may be material negative impact on some or all investments of the Portfolio and the value of investments, including risk of redenomination from Euro into another currency, possible capital controls and legal uncertainty as to the ability to enforce obligations and debts.

5.12.	Volatility Strategies

Subject to the Investment Guidelines, the Portfolio may invest, in strategies which seek to take advantage of increases or decreases in volatility. Investment in such strategies may result in an increase in total portfolio volatility. The risks of such investments are related to the risks associated with the underlying asset class on which the strategy invests (e.g. equity risk, commodity risk, liquidity risk, etc.). In periods of high market volatility the value of investments in volatility strategies may be subject to drawdowns which exceed those experienced in the markets and asset classes upon which the volatility strategy draws. Exposure to extreme market volatility may not be fully hedged which may result in a decrease in portfolio value. If the Portfolio invests in volatility strategies, it will be exposed to derivative risk and basis risk, which is the risk that exposure gained through derivatives to an underlying asset or assets, will not be perfectly correlated to the price movements of the assets themselves.

5.13.	Model Risk

Some strategies may include the use of various proprietary quantitative or investment models. There may be deficiencies in the design or operation of these models. Investments selected using models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). Moreover, the effectiveness of a model may diminish over time, including as a result of changes in the market and/or changes in the behavior of other market participants. A model’s return mapping is based on historical data regarding particular asset classes. Certain strategies can be dynamic and unpredictable, and a model used to estimate asset allocation may not yield an accurate estimate of the then current allocation. Operation of a model may result in negative performance, including returns that deviate materially from historical performance, both actual and pro-forma. Additionally, commonality of holdings across quantitative Local Managers may amplify losses. There is no guarantee that the use of these models will result in effective investment decisions for Funds. may have to accept any available payment in cash.